UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act Of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Grid Dynamics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11

GRID DYNAMICS HOLDINGS, INC.
Dear Stockholder:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Grid Dynamics Holdings, Inc. (“Grid Dynamics” or “the Company”), to be held on Tuesday, December 22, 2026, at 7:30 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GDYN2026 (please have your notice or proxy card in hand when you visit the website).
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.
On behalf of the Company’s Board of Directors, we would like to express our appreciation for your support of and interest in Grid Dynamics.
Sincerely,
/s/ Lloyd Carney Lloyd Carney Chairman of the Board of Directors	/s/ Leonard Livschitz Leonard Livschitz Chief Executive Officer and Director

Grid Dynamics Holdings, Inc.
6101 Bollinger Canyon Road, Suite 465
San Ramon, CA 94583
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Time and Date	December 22, 2026, at 7:30 a.m., Pacific Time
Place
The Annual Meeting will be a completely virtual audio meeting of stockholders, to be conducted via live audio webcast. You will be able to attend the virtual Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GDYN2026.

Items of Business
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To elect three Class I directors to hold office until the 2029 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal.

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To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

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To conduct a non-binding advisory vote on the compensation of our named executive officers.

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To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

Record Date	October 26, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
YOUR VOTE IS IMPORTANT.   Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares at the Annual Meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting to be Held on December 22, 2026. Our proxy materials, including the Proxy Statement and Annual Report to Stockholders, are being made available on or about November 9, 2026 at the following website: http://www.proxyvote.com, as well as on our investor relations webpage at https://ir.griddynamics.com/investor-relations.html in the “Financial Information” section under “SEC Filings.” We are providing access to our proxy materials over the Internet under the rules adopted by the U.S. Securities and Exchange Commission.
By Order of the Board of Directors,
/s/ Anil Doradla Anil Doradla Chief Financial Officer and Secretary
San Ramon, California
November 9, 2026
Your vote is important. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials, which is being mailed to you on or about November 9, 2026.

i

ii

GRID DYNAMICS HOLDINGS, INC.
PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 7:30 A.M., Pacific Time, on December 22, 2026
This proxy statement (this “Proxy Statement”) and form of proxy are being provided to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Grid Dynamics Holdings, Inc. (the “Company” or “Grid Dynamics”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on December 22, 2026 at 7:30 a.m., Pacific Time, via live audio webcast at www.virtualshareholdermeeting.com/GDYN2026. Stockholders of record as of October 26, 2026 (the “Record Date”) are invited to attend the Annual Meeting and are entitled to vote on the proposals described in this Proxy Statement.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and Grid Dynamics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (the “Annual Report”), is first being mailed on or about November 9, 2026 to all stockholders entitled to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this Proxy Statement. Please read the entire Proxy Statement carefully before voting your shares.
Why am I receiving these materials?
Our Board is providing these proxy materials to you in connection with our Board’s solicitation of proxies for use at the Annual Meeting, which will take place on December 22, 2026. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the Internet, including this Proxy Statement and our Annual Report. The Notice includes information on how to access the proxy materials, how to submit your vote over the Internet, by phone or how to request a paper copy of the proxy materials. This Proxy Statement and the Annual Report are available at www.proxyvote.com. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials.
What proposals will be voted on at the Annual Meeting?
There are three proposals scheduled to be voted on at the Annual Meeting:
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Proposal No. 1:   Election of Leonard Livschitz, Marina Levinson and Shuo Zhang as Class I directors to hold office until the 2029 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal;

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Proposal No. 2:   The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

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Proposal No. 3:   Non-binding advisory vote on the compensation of our named executive officers.

At the time this Proxy Statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting.

What vote is necessary to approve each proposal and what are the Board’s recommendations?
The following table sets forth the voting requirements for each proposal being voted on at the Annual Meeting and the Board’s recommendations:
Effect of
Proposal	Board Recommendation	Required Vote	Withholding/ Abstentions	Broker Non-Votes
(Proposal No. 1) Election of Class I directors	FOR each nominee	Plurality of the voting power of the shares present in person or by proxy (nominees that receive the most FOR votes will be elected)	No effect	Not counted as entitled to vote and therefore no effect
(Proposal No. 2) Ratification of Grant Thornton LLP	FOR	Majority of the voting power of the shares present in person or by proxy	Same as a vote AGAINST	Not applicable (brokers have voting discretion)
(Proposal No. 3) Non-binding advisory vote on the compensation of our named executive officers	FOR	Majority of the voting power of the shares present in person or by proxy	Same as a vote AGAINST	Not counted as entitled to vote and therefore no effect
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on October 26, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 80,370,851 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name.   If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GDYN2026. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 7:30 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:15 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record, you can vote in one of the following ways:
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You may vote via the Internet.   To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Your vote must be received by 11:59 p.m., Eastern Time, on December 21, 2026 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

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You may vote by telephone.   To vote by telephone, dial 1-800-690-6903 (the call is toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on December 21, 2026 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

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You may vote by mail.   To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than December 21, 2026. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

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You may vote at the Annual Meeting.   To vote at the meeting, following the instructions at www.virtualshareholdermeeting.com/GDYN2026 (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
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entering a new vote by Internet or telephone;

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signing and returning a new proxy card with a later date;

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delivering a written revocation to our Secretary at Grid Dynamics Holdings, Inc., 6101 Bollinger Canyon Road, Suite 465, San Ramon, CA 94583, by 11:59 p.m., Eastern Time, on December 21, 2026; or

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following the instructions at www.virtualshareholdermeeting.com/GDYN2026.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given; however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations above in the question “What vote is necessary to approve each proposal and what are the Board’s recommendations?” and in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on “non-routine” matters. Proposals No. 1 (election of directors) and 3 (advisory vote on compensation of named executive officers) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposals No. 1 or 3, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposals No. 2 and 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote or votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws (“bylaws”) and Delaware law. The presence (including by proxy) of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As noted above, as of the Record Date, there were a total of 80,370,851 shares of common stock outstanding, which means that 40,185,426 shares of common stock must be represented at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
What does it mean if I received more than one Notice?
If you receive more than one Notice, you hold shares that may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Grid Dynamics Holdings, Inc.
Attention: Secretary
6101 Bollinger Canyon Road, Suite 465
San Ramon, CA 94583
(650) 523-5000
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that will be filed within four business days after the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. The required notice, which must include the information and documents set forth in our bylaws, must be delivered to or received by our Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Accordingly, with respect to our 2027 annual meeting of stockholders, our bylaws require notice to be provided to the Secretary at the address listed below, as early as 8:00 a.m., Pacific Time, on August 24, 2027, but no later than 5:00 p.m., Pacific Time on September 23, 2027. Stockholder proposals should be addressed to:
Grid Dynamics Holdings, Inc.
Attention: Secretary
6101 Bollinger Canyon Road, Suite 465
San Ramon, CA 94583
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 annual meeting of stockholders must submit such proposal to our Secretary at the address above. Proposals must be received by 5:00 p.m., Pacific Time, on July 12, 2027. In addition, all stockholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2027 annual meeting of stockholders.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
You may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act, as amended, no later than October 23, 2027.
Availability of Bylaws
A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business is managed under the direction of our Board, which is currently comprised of nine members. Six of our nine directors are independent within the meaning of the independent director requirements of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Upon the recommendation of our nominating and corporate governance committee, we are nominating Leonard Livschitz, Marina Levinson and Shuo Zhang as Class I directors at the Annual Meeting. If elected, Mr. Livschitz and Mses. Levinson and Zhang will each hold office until the annual meeting of stockholders to be held in 2029 or until their successors are elected and qualified, subject to their earlier death, resignation or removal.
The following table sets forth the names, ages as of November 9, 2026 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:
Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Leonard Livschitz	I	60	Chief Executive Officer and Director	2006	2026	2029
Marina Levinson(1)	I	68	Director	2020	2026	2029
Shuo Zhang(1)	I	61	Director	2017	2026	2029
Continuing Directors
Lloyd Carney(2)(3)	II	64	Chairman and Director	2018	2027	—
Michael Southworth(1)	II	54	Director	2020	2027	—
Yueou Wang	II	52	Director	2017	2027	—
Eric Benhamou(1)(2)(3)	III	71	Director	2015	2028	—
Patrick Nicolet	III	67	Director	2022	2028	—
Weihang Wang	III	60	Director	2017	2028	—

(1)
Member of our audit committee.

(2)
Member of our compensation committee.

(3)
Member of our nominating and corporate governance committee.

Director Nominees
Leonard Livschitz.   Mr. Livschitz has served as a director of Grid Dynamics’ Board since 2006 and as Chief Executive Officer of Grid Dynamics since 2014. Prior to joining Grid Dynamics as Chief Executive Officer, Mr. Livschitz co-founded the LED solutions company Luxera, serving as director from 2010 to 2014 and as President and Chief Executive Officer from 2010 to 2014. Prior to that, he served as Vice President of Sales and Marketing for Ledengin. Mr. Livschitz has over 30 years of experience in the high tech industry. He has held executive and management roles in sales, marketing, business development, and research and development with Philips Lumileds Lighting, Ledengin, Visteon Lighting and Ford Motor Company. Mr. Livschitz holds a Master of Science degree in Systems and Control Engineering from Case Western Reserve University and a Master of Science in Mechanical Engineering from Kharkov State Polytechnic University, Ukraine.
We believe Mr. Livschitz’s extensive entrepreneurial and executive experience in and knowledge of the high tech industry, including in technologies, applications, and trends in Artificial Intelligence (AI), Cloud Computing, Digital Commerce, Solid-State Lighting, Smart Home solutions, and the Internet of Things (IoT), as well as his experience with executive and management roles and responsibilities at Grid Dynamics, provide him with the necessary skills to serve as a member of the Board.
Marina Levinson.   Ms. Levinson is the founder and CEO of CIO Advisory Group LLC, which was founded in September 2011 and provides technology advice to venture capital and private equity firms and their portfolio companies. Since April 2014, she has also been a partner at venture capital firm BGV. From September 2021 to October 2023, Ms. Levinson was on the board of HomeSmart International, a real estate brokerage company, and was a member of the audit committee and chair of its compensation committee. Additionally, Ms. Levinson was a member of the board of directors of Personal Capital from October 2018 until August 2020 when Personal Capital was acquired by Empower Retirement. She also served on the board of Ellie Mae where she was the chair of the technology and cybersecurity committee and a member of the compensation committee from August 2014 until April 2019 when Ellie Mae was acquired by Thoma Bravo. She was also on the board of Carbonite where she was the chair of the nominating and corporate governance committee and a member of the information security risk committee from May 2017 until January 2020 when Carbonite was acquired by OpenText. From 2005 to 2011, Ms. Levinson served as senior vice president and chief information officer for NetApp, Inc. From 1999 to 2005, she served as vice president and chief information officer of Palm, Inc., having earlier served as senior director of global integration at 3Com. Ms. Levinson holds a B.S. in Computer Science from St. Petersburg Institute of Precision Mechanics and Optics.
We believe Ms. Levinson is qualified to serve on our Board due to her extensive operational and management experience in the technology industry as well as her public company governance experience.
Shuo Zhang.   Ms. Zhang has served as a non-employee director of Grid Dynamics’ Board since 2017. Ms. Zhang currently serves on the boards of directors at several public and private companies, including S.O.I.TEC Silicon on Insulator Technologies SA, Telink Semiconductor and PDF Solutions. She is also actively involved with private venture capital firms in the Silicon Valley and currently serves as a China Advisory Partner for Benhamou Global Ventures (“BGV”). From December 2007 to September 2015, Ms. Zhang served in various senior management capacities at Cypress Semiconductor, including corporate development, general management and worldwide mobile sales. Prior to Cypress, Ms. Zhang served in many different product, marketing and sales management roles in Silicon Light Machines, Agilent Technologies, Altera Corporation, and LSI Corporation. Ms. Zhang holds a Bachelor’s Degree in electrical engineering from Zhejiang University and a Master of Science in material science and mechanics from Penn State University.
We believe Ms. Zhang is qualified to serve on our Board due to her experience in general management, marketing, sales and strategic business development.
Continuing Directors
Lloyd Carney.   Mr. Carney, a director since June 2018, has spent more than 25 years in the technology industry. He started at Wellfleet and Nortel Networks in 1997 and in 2002 he rose to become division president. In 2003, he joined Juniper Networks as Chief Operating Officer where he oversaw the engineering, product management and manufacturing divisions. Thereafter, in 2004, he was named Chief Executive Officer of Micromuse, an enterprise and telecom network management company. Mr. Carney led the sale of Micromuse to IBM for $865 million, staying at IBM for a year after the sale to ensure a smooth transition. In 2008, he became the Chief Executive Officer of Xsigo Systems, a provider of network visualization systems, which was sold to Oracle Corporation in 2012. Mr. Carney then accepted the role of Chief Executive Officer and director of Brocade Communications Systems, Inc., a networking solutions company, in early 2013. His tenure culminated in the sale of Brocade to Broadcom Ltd. for $5.5 billion in late 2017. Mr. Carney is currently a member of the board of directors and chairs the audit committee of Visa, a leading credit card company. He is also a member of the board of directors of Vertex Pharmaceuticals, a biotechnology company. From 2018 to 2021, he served as the chairman of Nuance Communications, a leading conversational AI solution provider. From 2005 to 2014, he was a member of the board of Cypress Semiconductor Corporation, where he served on the audit and compensation committees. He was also a member of the board of Technicolor (SA), a technology company in the media and entertainment sector from 2010 until 2015, where he chaired its technology committee. In addition, since 2007 he has served as Chief Executive Officer of Carney Global Ventures, LLC, a global investment vehicle. Mr. Carney holds a B.S. degree in Electrical Engineering

Technology from Wentworth Institute of Technology, as well as a M.S. degree in Applied Business Management from Lesley College.
We believe Mr. Carney is qualified to serve on our Board due to his extensive operational and management experience in the technology industry as well as the broad scope of experience he brings to bear.
Michael Southworth.   Mr. Southworth is currently the Chief Executive Officer of Assent, Inc., a supply chain sustainability management company, where he has served since May 2025. Previously, he was the CEO of Babel Street, an AI-enabled open-source analytics company, from March 2022 to May 2025, President of Transflo, a leading provider of digital transformation solutions for the transportation market, from October 2020 to January 2022, and General Manager of the Intelligent Self-Service business at Verint Systems, Inc., a leading provider of customer engagement solutions, from February 2016 until September 2020. From June 2014 to February 2016, Mr. Southworth was Chief Executive Officer of Contact Solutions, a company acquired by Verint in February 2016 and led Contact Solutions’ business transformation, including strategy planning, risk mitigation, executive recruitment and change management. For over two decades, Mr. Southworth has directed companies from the start-up phase through major periods of growth, leading numerous equity and debt financings and over $5.0 billion in mergers and acquisitions. Prior to Contact Solutions, Mr. Southworth was Senior Vice President of Global Wireless Solutions at Corning. In addition, he held senior financial roles at a number of technology companies including MobileAccess Networks, Telemus Solutions, Lucent Technologies, Chromatis Networks, and the X-Stream Network. Mr. Southworth began his career in the Silicon Valley office of PricewaterhouseCoopers where he managed IPOs and advised clients on tax and accounting matters. Mr. Southworth holds a Bachelor of Science from the University of California at Berkeley. He is a Certified Public Accountant in the State of California and previously served on the board of directors of Quality of Life Plus and Finjan Holding, Inc.
We believe Mr. Southworth is qualified to serve on our Board due to his extensive operational and management experience with multinational technology growth companies and expertise in equity and debt financing.
Yueou Wang.   Mr. Wang has served as a non-employee director of Grid Dynamics’ Board since 2017. Mr. Wang has served as Chief Executive Officer and Executive Director of Automated Systems Holdings Limited (“ASL”), the former parent company of Grid Dynamics, since September 2016 and September 2015, respectively. Mr. Wang joined ASL in 2011 as Financial Controller, Chief Financial Officer and Joint Company Secretary. Mr. Wang is currently a director of certain ASL subsidiaries and an associate of ASL (i.e., the directorship of i-Sprint). He was a director of Teamsun from December 2017 until February 2020. Previously, Mr. Wang was the Chief Financial Officer and a board secretary of Guangzhou Headway Technology Co., Ltd., and a regional finance manager (China) of Wistron Information Technology & Services Corporation. Mr. Wang holds a Bachelor’s degree in International Accounting from Jinan University, a Master’s degree in Business Administration from University of Wales, United Kingdom and an Executive Master’s degree in Business Administration from Research Institute of Tsinghua University.
We believe Mr. Wang’s financial management expertise, including his expertise in the IT industry, provides him with the necessary skills to serve as a member of the Board and enables him to contribute valuable insight regarding financial and strategic business issues.
Eric Benhamou.   Mr. Benhamou, a director since inception, co-founded Bridge Communications, a specialist in computer network technologies in 1981. Bridge Communications later merged with 3Com Corporation, a networking equipment vendor, in 1987. Thereafter, he became Chief Executive Officer of 3Com, serving there from 1990 to 2000, and as chairman until 2010. As 3Com’s Chief Executive Officer, he led the company in acquiring US Robotics, the owner of Palm, Inc. the maker of the groundbreaking Palm Pilot. Palm, Inc. was thereafter spun off in 2000, and Mr. Benhamou served as its Chief Executive Officer until 2003. In 2003, Mr. Benhamou founded BGV, a venture capital firm focused on technology companies, specializing in cloud software, artificial intelligence, cyber security, and mobile applications. Mr. Benhamou was a member of the board of directors of Silicon Valley Bank from 2004 until October 2024. He was a member of the board of directors of Finjan Holdings, a cybersecurity firm, from 2013 until July 2020. He served on the board of Cypress Semiconductor as chairman for over a decade, until 2017. He served as a member of the board of directors of Enterprise 4.0 Technology Acquisition Corp, a special purpose acquisition company, from May 2021 until September 2023. He also serves on the board of several privately held technology companies, including Evinced, an AI-powered digital accessibility company, Virtana (formerly Virtual Instruments), an IT infrastructure performance management platform, 6dbytes, a food robotics company, Source Defense, a cybersecurity company, Totango Ltd., an AI software company, and Covu, an InsureTech AI company. He holds an M.S. from Stanford University’s School of Engineering and a Diplôme d’Ingénieur and a Doctorate from Ecole Nationale Supérieure d’Arts et Métiers, Paris. Mr. Benhamou taught entrepreneurship in various business schools around the world for over 10 years, principally at INSEAD, Stanford University and IDC Herzliya’s Arison School of Business, where he was a visiting professor. He also served on the Advisory Board of Stanford’s School of Engineering and the Board of Governors of Ben Gurion University of the Negev in Israel.
We believe Mr. Benhamou is qualified to serve on our Board due to his extensive operational and management experience in the technology industry as well as his public company governance experience and his venture capital background.
Patrick Nicolet.   Mr. Nicolet is the Chairman of Linebreak AG, an information technology services company specializing in real-time and distributed solutions for the enterprise that he founded in January 2021. Prior to that, he spent over twenty years in various roles at Capgemini SE, a consulting, technology services and digital transformation company, including seven as a Group Executive Board member. He also serves on the boards of directors of several private companies. Mr. Nicolet received his Bachelor of Laws (LLB) from the Université de Lausanne in Switzerland in 1984 and previously served in the Swiss Air Force where he obtained the Grade of Major.
We believe Mr. Nicolet’s decades of operational and management experience in the technology industry, particularly in consulting and digital transformation, provides him with the necessary skills to serve as a member of the Board.
Weihang Wang.   Mr. Wang has served as a non-employee director of Grid Dynamics’ Board since 2017. Mr. Wang has been a Director of ASL, the former parent company of Grid Dynamics, since 2009 and was re-designated from a Non-Executive Director to an Executive Director in May 2014. Mr. Wang has also served as the chairman and a director of Teamsun, ASL’s ultimate holding company listed on the Shanghai Stock Exchange, since 2014, and currently is also the sole director of Hong Kong Teamsun. Hong Kong Teamsun is a wholly owned subsidiary of Teamsun. Mr. Wang previously also served as the chief executive officer of Teamsun from 2014 to July 2019. Prior to his re-designation as the chairman and chief executive officer of Teamsun in 2014, Mr. Wang was the general manager of Teamsun, and the vice-chairman and general manager of Teamsun’s first board of directors. Mr. Wang holds an Executive Master’s Degree in Business Administration from Tsinghua University in the PRC and a Master’s Degree in Semi-Conductor Materials and Microelectronic Technology from the Information and Electronic Engineering Department of Zhejiang University in the PRC. Mr. Wang was awarded as China Software Industry Outstanding Entrepreneur Laureate and China Software Industry Prestige Award Laureate by China Software Industry Association in 2009. He was also awarded the “Innovation Outstanding Personality of Chinese Brand Award” in 2011.
We believe Mr. Wang’s leadership roles in the IT industry and background in technology and engineering enable Mr. Wang to provide valuable insight to the Board regarding business strategy and industry trends.
Director Independence
Our common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.
In order to be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the Board, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the Board must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
We have undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that each of Eric Benhamou, Lloyd Carney, Marina Levinson, Patrick Nicolet, Michael Southworth, and Shuo Zhang are considered “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of Nasdaq.
Board Leadership Structure
We believe that the structure of our Board and its committees provide us strong overall management. The Chairman of our Board and our Chief Executive Officer roles are separate. Mr. Livschitz serves as our Chief Executive Officer, and Mr. Carney serves as Chairman of our Board. This structure enables each person to focus on different aspects of Company leadership. Our Chief Executive Officer is responsible for setting the strategic direction of our Company, the general management and operation of the business and the guidance and oversight of senior management. The Chairman of our Board monitors the content, quality and timeliness of information sent to our Board and is available for consultation with our Board regarding the oversight of its business affairs. Our independent directors bring experience, oversight and expertise from outside of our company, while Mr. Livschitz brings Company-specific experience and expertise. As our Chief Executive Officer, Mr. Livschitz is best positioned to identify strategic priorities, lead critical discussion and execute our business plans.
Board and Stockholder Meetings and Committees
During the fiscal year ended December 31, 2025, Grid Dynamics’ Board held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
We encourage, but do not require, our directors to attend our annual meeting of stockholders. Seven of our directors who served at the time of the 2025 annual meeting of stockholders attended such meeting.
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, which are standing committees of the Board. The current membership of our committees is set forth below. Each of our standing committees operates under a written charter that complies with the applicable requirements of the Nasdaq listing standards and the applicable rules and regulations of the SEC. Each of the charters is posted on the “Corporate Governance” section of our investor relations website at https://ir.griddynamics.com/corporate-governance.html.

Name of Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Eric Benhamou	Member	Chair	Member
Lloyd Carney		Member	Chair
Marina Levinson	Member
Michael Southworth	Chair
Shuo Zhang	Member

(1)
Lists current membership of our committees.

Audit Committee
Our audit committee is responsible for, among other things:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing and overseeing our policies on risk assessment and risk management, including enterprise risk management;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

•
providing oversight on matters related to our cybersecurity, IT strategy, operations, policies, controls and risk management;

•
reviewing related person transactions; and

•
approving or pre-approving, as required, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Each of the members of our audit committee meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. Each member of our audit committee also meets the financial literacy and sophistication requirements of the listing standards of Nasdaq. In addition, our Board has determined that Ms. Zhang is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). The audit committee held four meetings in 2025.
Compensation Committee
Our compensation committee is responsible for, among other things:
•
reviewing, approving and determining the compensation of our executive officers and key employees;

•
reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;

•
administering our equity compensation plans;

•
reviewing, approving and making recommendations to our Board regarding incentive compensation and equity compensation plans; and

•
establishing and reviewing general policies relating to compensation and benefits of our employees.

Each of the members of our compensation committee meets the requirements for independence under the listing standards of Nasdaq and the applicable rules and regulations of the SEC. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The compensation committee held four meetings in 2025.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
•
identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;

•
overseeing the evaluation of our Board and its committees;

•
considering, and making recommendations to our Board regarding the composition of our Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of our corporate governance practices and reporting; and

•
developing, and making recommendations to our Board regarding, corporate governance guidelines and matters.

Each of the members of our nominating and corporate governance committee meets the requirements for independence under the listing standards of Nasdaq. The nominating and corporate governance committee held two meetings in 2025.
Compensation Committee Interlocks and Insider Participation
In 2025, Mr. Benhamou and Mr. Carney served as members of our compensation committee. None of the members of our compensation committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our compensation committee or Board.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director candidates. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments.
In making determinations regarding nominations of directors, our nominating and corporate governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills that are complementary to those of the existing Board, (iv) the ability to assist and support management and make significant contributions to the Company’s success, and (v) an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
Any search firm retained by our nominating and corporate governance committee to find director candidates would be instructed to take into account all of the considerations used by our nominating and corporate governance committee. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders of the Company so long as such recommendations comply with our amended and restated certificate of incorporation and bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business.
A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Secretary, at Grid Dynamics Holdings, Inc., 6101 Bollinger Canyon Road, Suite 465, San Ramon, CA 94583. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information and documentation as set forth in our bylaws and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.
Communications with the Board of Directors
Interested parties wishing to communicate with our non-management directors may do so by writing to the Board or to the particular member or members of our Board and mailing the correspondence to our Secretary at Grid Dynamics Holdings, Inc., 6101 Bollinger Canyon Road, Suite 465, San Ramon, CA 94583. Our Secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairman of our Board.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations webpage at https://ir.griddynamics.com/corporate-governance.html in the “Corporate Governance” section. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process which risks include, among others, strategic, financial, business and operational, cybersecurity, legal and regulatory compliance, and reputational risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures, as well as risks related to cybersecurity, data privacy, and information security, and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. In addition to oversight of the performance of our external audit function, our audit committee also monitors compliance with legal and regulatory requirements and reviews, approves, prohibits and monitors related party transactions. Our nominating and corporate governance committee monitors the effectiveness of our Corporate Governance Guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. In addition, our compensation committee reviews the relationship between risk management policies and compensation and evaluates compensation policies and practices that could mitigate any such risk.
Derivatives Trading and Anti-Hedging and Pledging Policy
Our insider trading policy prohibits executive officers, members of the Board, and all other employees from trading derivative securities related to our stock or engaging in short sales or other short-position transactions in shares of our stock. This policy does not restrict ownership of company-granted awards, such as options to purchase shares of our common stock or PSU or RSU awards, which have been granted by the Board or compensation committee. The policy also prohibits all employees, including our executive officers, and members of the Board, from hedging our stock, engaging in similar transactions, holding it in a margin account, or otherwise pledging our securities. Our insider trading policy prohibits all employees from participating in prediction market platforms to use Company confidential information to bet, wager or establish positions in event contracts.
Non-Employee Director Compensation
Our Board has adopted an Outside Director Compensation Policy (the “Policy”), and updated the Policy effective January 1, 2025, pursuant to which: (i) each outside director will be paid an annual cash retainer of $40,000, an initial grant of restricted stock units with a grant date fair market value of $75,000, and an annual grant of restricted stock units with a grant date fair market value of $75,000, (ii) the non-executive chairperson of the board will be paid an additional annual cash fee of $20,000 and granted an additional grant of restricted stock units with a grant date fair market value of $30,000, (iii) the lead outside director will be paid an additional annual cash fee of $20,000 and granted an additional grant of restricted stock units with a grant date fair market value of $30,000, (iv) the chair of the audit, compensation and nominating and corporate governance committees will be paid an additional annual cash fee of $20,000, $15,000 and $15,000, respectively, and each granted an additional grant of restricted stock units with a grant date fair market value of $40,000 and (v) members of the audit, compensation and nominating and corporate governance committees that are not serving as the chair of such committee, will be paid an additional annual cash fee of $15,000, $10,000 and $10,000, respectively, and granted an additional grant of restricted stock units with a grant date fair market value of $30,000.
Our Board further updated the Policy in 2025 to permit non-employee directors to receive their board and committee service compensation in the form of equity (restricted stock units), unless a non-employee director elects to receive such compensation in cash by providing timely written notice to the Company’s Secretary. Notwithstanding the foregoing, no outside director may be paid, issued or granted, in any fiscal year of the Company, cash compensation and equity awards with an aggregate value greater than $600,000.

The table below shows the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Eric Benhamou	80,000	174,993	254,993
Lloyd Carney	85,000	174,993	259,993
Marina Levinson	55,000	105,000	160,000
Patrick Nicolet	40,000	74,998	114,998
Michael Southworth	60,000	115,000	175,000
Weihang Wang	40,000	74,998	114,998
Yueou Wang	40,000	74,998	114,998
Shuo Zhang	55,000	105,000	160,000

(1)
The amounts in this column represent the aggregate grant date fair value of RSU awards granted to the director in the fiscal year computed in accordance with FASB ASC Topic 718. For a discussion of our assumptions in determining the grant date fair value of our equity awards see the notes to Grid Dynamics’ audited consolidated financial statements for the year ended December 31, 2025, included in our Annual Report.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is currently composed of nine members. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. One Class is elected each year at the annual meeting of stockholders for a term of three years. At the Annual Meeting, three Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal.
Nominees
Our Board has nominated Leonard Livschitz, Marina Levinson and Shuo Zhang as Class I directors at the Annual Meeting. If elected, each of Mr. Livschitz and Mses. Levinson and Zhang will serve as Class I directors until the 2029 annual meeting of stockholders or until their successors are elected and qualified, or their earlier death, resignation or removal. Each of the nominees is currently a director of the Company. For information concerning the nominees, see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Livschitz and Mses. Levinson and Zhang. We expect that Mr. Livschitz and Mses. Levinson and Zhang will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required
The election of Class I directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS I DIRECTORS TO SERVE UNTIL THE 2029 ANNUAL MEETING OF STOCKHOLDERS.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Grant Thornton LLP, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2026. Grant Thornton LLP has served as our independent registered public accounting firm since 2017.
At the Annual Meeting, stockholders are being asked to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Grant Thornton LLP is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our audit committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.
A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth the approximate aggregate fees billed to the Company by Grant Thornton LLP in 2024 and 2025:
Fee Category	2024	2025
Audit Fees(1)	$1,431,688	$1,451,042
Audit-Related Fees(2)	$631,230	$—
Tax Fees(3)	$43,326	$13,561
All Other Fees(4)	$4,548	$2,635
Total	$2,110,792	$1,467,238

(1)
“Audit Fees” consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements and audit services provided in connection with other statutory and regulatory filings.

(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include services related to due diligence related to mergers and acquisitions.

(3)
“Tax Fees” are the aggregate fees for professional services rendered in connection with tax compliance, advice and planning.

(4)
“All Other Fees” in 2024 and 2025 included permitted advisory services or attest services that are not reasonably related to the performance of the audit or review of the registrant’s financial statements.

The audit committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of Grant Thornton LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm and audit engagement fees and terms in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Grant Thornton for the fiscal years 2025 and 2024 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to express their view, on a non-binding advisory basis, on the compensation of our named executive officers (commonly known as a “say-on-pay” vote). This say-on-pay proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the compensation philosophy, policies, and practices described in this Proxy Statement. At our 2023 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes on named executive officer compensation. The advisory vote on named executive officer compensation will occur every year until the next vote on the frequency of stockholder votes on named executive officer compensation, which will occur at our 2029 Annual Meeting of Stockholders.
Please read the section titled “Executive Compensation” for information about our executive compensation program, including details of the fiscal 2025 compensation of our named executive officers. Our Board and our compensation committee believe that these policies and practices are effective in implementing our compensation philosophy and achieving our compensation program goals.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote “AGAINST” this proposal, and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

AUDIT COMMITTEE REPORT
The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, or the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
The audit committee serves as the representative of our board of directors with respect to its oversight of:
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our accounting and financial reporting processes and the audit of our financial statements;

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the internal controls and integrity of our financial statements;

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our compliance with legal and regulatory requirements;

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inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

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the independent registered public accounting firm’s appointment, qualifications and independence, and approval of the registered public accounting firm’s services.

The audit committee also reviews the performance of our independent registered public accounting firm, Grant Thornton LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.
The audit committee is composed of four non-employee directors. Our board of directors has determined that each member of the audit committee is independent, and that Ms. Zhang qualifies as an “audit committee financial expert” under the SEC rules.
The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with management.
The audit committee also reviewed and discussed such audited consolidated financial statements with management and Grant Thornton LLP, our independent registered public accounting firm. The audit committee has discussed with Grant Thornton LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB.
The audit committee received and reviewed the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the audit committee concerning independence, and discussed with Grant Thornton LLP its independence. In addition, the audit committee discussed with Grant Thornton LLP its independence from management and the Company, including matters in the letter from Grant Thornton LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Grant Thornton LLP’s independence.
Based on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2025 be included in our annual report. The audit committee also has selected Grant Thornton LLP as the independent registered public accounting firm for fiscal year 2026. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.
Respectfully submitted by the members of the audit committee of the board of directors:
Michael Southworth (Chair)
Eric Benhamou
Marina Levinson
Shuo Zhang

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers and their respective ages as of November 9, 2026. Officers are elected by the Board to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Leonard Livschitz	60	Chief Executive Officer and Director
Anil Doradla	57	Chief Financial Officer
Yury Gryzlov	43	Chief Operating Officer
For the biography of Mr. Livschitz, see the section titled “Board of Directors and Corporate Governance — Director Nominees.”
Anil Doradla.   Mr. Doradla joined Grid Dynamics in December 2019 as Chief Financial Officer. Prior to joining Grid Dynamics, Mr. Doradla most recently served as Chief Financial Officer of Airgain, Inc. (NASDAQ:AIRG), a provider of advanced antenna technologies used to enable high performance wireless networking across a broad range of devices and markets, from February 2018 until November 2019. Prior to Airgain, Mr. Doradla was an equity research analyst at William Blair covering the technology sector that included ITO and BPO Services from June 2008 through January 2018. Prior to William Blair, Mr. Doradla held a range of senior finance, strategy and technology roles with Caris and Company, Deutsche Bank AG, AT&T Labs, and LCC International.
Yury Gryzlov.   Mr. Gryzlov joined Grid Dynamics in 2007 as the Company’s first QA Manager and has served as Chief Operating Officer since January 2021. As the Chief Operating Officer, he is in charge of all facets of Grid Dynamics’ operations, including budgeting, legal, HR, IT, office management, pricing, and recruiting. In August 2022, Mr. Gryzlov took on the additional role of Chief Executive Officer of Grid Dynamics Europe. Previously, he served as Senior Vice President of Operations and the Vice President of Operations in Europe, where he was responsible for all aspects of Grid Dynamics’ people strategy, including hiring, developing, and retaining Grid Dynamics personnel offshore. Prior to that, Mr. Gryzlov was the Deputy Director of the Saratov Engineering Center, where he managed all of the daily operations.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) explains our executive compensation program for our named executive officers (“NEOs”) listed below. This CD&A also describes the compensation committee’s process for making pay decisions, as well as its rationale for specific decisions related to the year ended December 31, 2025.
Name	Position
Leonard Livschitz	Chief Executive Officer and Director
Anil Doradla	Chief Financial Officer
Yury Gryzlov	Chief Operating Officer and Chief Executive Officer of Grid Dynamics Europe
Executive Summary
Grid Dynamics is a leading provider of technology consulting, platform and product engineering, and advanced analytics services. Fusing technical vision with business acumen, we enable positive business outcomes for enterprise companies undergoing business transformation by solving their most pressing technical challenges. A key differentiator is our eight years of experience and leadership in enterprise artificial intelligence (“AI”), supported by profound expertise and ongoing investment in data, analytics, cloud & DevOps, application modernization, and customer experience. Founded in 2006, Grid Dynamics is headquartered in Silicon Valley with offices across the Americas, Europe, and India.
2025 Business Highlights
In 2025, Grid Dynamics advanced its strategy to scale enterprise AI and digital transformation work by deepening strategic customer relationships, expanding higher-value engagements, and leveraging its global delivery model. The year unfolded amid macroeconomic uncertainty, including inflationary pressures, market volatility, and a higher interest rate environment that can increase budget pressure and elongate decision cycles, resulting in delayed or slower digital transformation initiatives. Against that backdrop, Grid Dynamics delivered record full-year revenues, reflecting strong execution and sustained demand across core verticals.
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Revenue — Total revenues were $411.8 million, an increase of 17.5% year-over-year. Growth was supported by continued expansion across key verticals, which included the benefit of strategic acquisitions completed during 2024. This growth included meaningful contributions from Finance (up 66.9% year-over-year to $100.4 million), while Retail remained the largest vertical, signifying the sustained relevance of Grid Dynamics’ offerings across customer demand cycles.

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GAAP Net Income — GAAP net income attributable to common stockholders was $9.7 million (or $0.11 per diluted share), compared to $4.0 million (or $0.05 per diluted share) in 2024. The year-over-year improvement reflected the operating leverage that comes with scaling revenue while maintaining disciplined execution.

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Non-GAAP EBITDA — Non-GAAP EBITDA (earnings before interest, taxes, depreciation, amortization, other income, net, fair value adjustments, stock-based compensation, and transaction and transformation-related costs as well as geographic reorganization expenses), a non-GAAP metric, was $53.8 million, compared with $52.5 million in 2024. This performance reflected continued investment to support growth while sustaining profitability and demonstrating the resilience of the model as the business scaled.

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Customers — We continued to prioritize deeper, higher-value engagements with strategic customers in 2025. AI revenue exceeded $90 million in 2025 (representing 30% year-over-year growth), underscoring momentum in AI-led programs and reinforcing Grid Dynamics’ position as a partner for customers pursuing enterprise-scale AI adoption.

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Continuing to Scale — We continued to invest in our global delivery platform to support customer demand, ending 2025 with 4,961 employees. We generated $40.6 million in operating cash flow and ended the year with $342.1 million in cash and cash equivalents, providing substantial flexibility to fund growth initiatives and maintain strategic optionality.
2025 Say-on-Pay and Stockholder Engagement
At our 2025 Annual Meeting, stockholders voted on the compensation of our named executive officers for fiscal year 2024. The Company received approximately 57% support for its Say-on-Pay proposal. While this level of support was lower than in prior years, the compensation committee believes the Company’s executive compensation program remains fundamentally sound, performance-oriented, and aligned with long-term stockholder value creation. Importantly, this outcome followed a year in which stockholders had expressed strong support for the Company’s compensation program, with 98% of votes in favor of the Company’s Say-on-Pay proposal at our 2024 Annual Meeting. The compensation committee reviewed the program design for 2025, and continues to believe that the program’s core structure, performance orientation, and governance framework are appropriate. However, as further described below, we have enhanced certain disclosures and made certain changes in response to stockholder feedback, including expressly eliminating the ability to reprice options.
We take investor considerations seriously and actively engage with stockholders in the United States and internationally to gather ongoing perspectives on executive compensation, Company performance, governance practices, and long-term strategy. Throughout the year, we engaged with stockholders representing approximately 40% of our outstanding shares (excluding shares held by directors, executive officers and affiliated entities), including many of our largest institutional investors. Members of senior management, and, in certain cases, the chair of the Board and/or compensation committee, participated directly in these discussions, reflecting the importance the Board places on stockholder feedback.
These efforts confirmed that the 2025 Say-on-Pay outcome was driven primarily by two areas of stockholder concern, each of which has been carefully evaluated and addressed.
What We Heard	What We Did
Certain stockholders expressed concern regarding the presence of a legacy provision permitting the repricing or exchange of equity awards without stockholder approval, despite the fact that the provision had never been exercised.
The compensation committee and the stockholders approved an amendment to the 2020 Equity Incentive Plan (the “2020 Plan”) to eliminate the ability to reprice or exchange equity awards without stockholder approval, better aligning the 2020 Plan with prevailing governance standards and directly addressing stockholder feedback.

Stockholders noted that limited disclosure of performance goals and outcomes for PSU awards reduced transparency into how long-term incentive payouts are determined.
We have enhanced this CD&A narrative to include disclosure of performance levels for PSU awards for the completed performance periods, as well as actual performance and resulting payout outcomes, providing clearer visibility into the rigor of goals and alignment with stockholder value creation.

The compensation committee believes these actions reflect a thoughtful and responsive approach, while preserving the core elements of a compensation program designed to support the Company’s strategy and long-term stockholder value creation. This includes maintaining a disciplined, performance-based approach to equity compensation, with award timing and sizing aligned to Company performance and strategic execution. At the same time, strong governance and stockholder alignment continue to underpin the program, including an independent compensation committee advised by an external consultant and the continued application of best-practice policies such as a double-trigger change-in-control provision, a comprehensive clawback policy, prohibitions on hedging and pledging Company stock, and stock ownership guidelines for directors.
The compensation committee remains committed to ongoing engagement, continued transparency, and strong alignment with stockholder interests.

2025 Compensation Highlights
Our compensation committee and the Board believe that executive compensation should be linked to our overall financial performance, strategic success and stockholder returns. As such, our executive compensation program is designed to attract highly qualified individuals, retain those individuals in a competitive marketplace for executive talent and motivate performance. We seek to align individual performance with long-term strategic business objectives and stockholder interests in a manner consistent with safe and sound business practices and sustainable financial performance. We believe our executive compensation program as developed and implemented, and as presented in this CD&A, achieves these objectives and is appropriate for a company in our industry and at our stage of growth.
Our executive compensation program has three primary elements: base salary, incentives in the form of annual cash bonuses, paid quarterly, under our Corporate Bonus Plan, and long-term equity incentives in the form of PSUs and RSUs. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component of any market-competitive compensation program. Incentives in the form of annual cash bonuses, paid quarterly, under our Corporate Bonus Plan, reward the achievement of short-term goals, while long-term equity incentives drive our NEOs to focus on long-term sustainable stockholder value creation.
Based on our performance and consistent with the design of our program, our compensation committee and the Board made the following executive compensation decisions for 2025:
Compensation Element	Highlights
Base Salary	In 2025, none of the NEOs received base salary increases, except for Mr. Gryzlov. The compensation committee approved Mr. Gryzlov’s increase to better align his base salary with the market.
Cash Incentives
Our NEOs are eligible to receive payments under our Corporate Bonus Plan, which provides that eligible participants, including the NEOs, earn annual cash bonuses, paid quarterly, based on achievement of our financial performance objectives. Performance targets are established based on a combination of pre-determined goals, which included equally weighted revenue and non-GAAP EBITDA targets for 2025, with the achievement of performance targets for 2025 determined formulaically without adjustment by the compensation committee. The Company exceeded these performance targets in two quarters during 2025, achieving 83%, 88%, 105% and 111% of the quarterly performance targets for each of the three months ended March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively. Accordingly, in two of the four quarters of 2025, our NEOs received quarterly cash incentive payments that surpassed their target bonus opportunities under our Corporate Bonus Plan.

Compensation Element	Highlights
Long-Term Equity Incentives
Mr. Livschitz, our CEO, and Mr. Doradla, our CFO, did not receive long-term equity incentive awards in 2025.
However, for 2025, the Compensation Committee granted a long-term equity incentive award to Mr. Gryzlov, structured with a mix of approximately 52% PSUs and 48% RSUs to better align Mr. Gryzlov’s target long-term incentive opportunity with market practice for similarly situated executives, while reinforcing a pay-for-performance orientation and supporting retention during a critical period of execution. The PSUs vest in two tranches, aligned with the performance objectives of the 2024 PSU award, with each tranche vesting on each of the first two anniversaries of the grant date. The RSUs vest over a three-year service period, with one-third vesting on the first anniversary of the grant date, and the remaining RSUs vesting in equal quarterly installments of one‑eighth thereafter.

In February 2026, the compensation committee and Board certified the achievement of the 2025 performance goals for year-over-year revenue growth and contribution margin for the second year of the 2024 PSU grants. This performance resulted in the vesting of 187.4% of the target number of PSUs for the second year of the three-year performance period (one third of the award). Additionally, the rTSR and rCAGR modifiers were assessed at approximately the 27th and 79th percentiles. This resulted in a -10% rTSR modifier and a +20% rCAGR modifier, resulting in a +10% upward adjustment to the vesting PSUs, and resulted in earned PSUs of 206% of target.

What Guides Our Program
Executive Compensation Philosophy and Objectives
We operate in the software and technology industry and face a highly competitive environment for top-level executive talent. To accomplish our business and growth objectives, we must be able to attract and retain talented executives whose skills and experience enable them to contribute to our long-term success. To that end, the principal objectives and philosophy of our executive compensation programs are to attract, fairly compensate, appropriately incentivize, and retain our executives in a manner that aligns their long-term interests with those of our stockholders. The compensation committee strives to set base salaries at levels that are competitive, with leveraged incentive opportunities that provide higher payouts when our performance is significantly above target and result in lower total compensation than our peers when performance targets are missed. Our executive compensation program is designed to be:
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Competitively Positioned:   Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which we compete for talent to ensure that we employ the best people to lead our success.

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Performance-Driven and Stockholder-Aligned:   A meaningful portion of total compensation should be variable and linked to the achievement of specific short- and long-term performance objectives and designed to drive stockholder value creation.

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Maximized for Leadership Impact:   We recognize, particularly in our executive team, that the value each leader brings to us extends well beyond their functional role. This means that although our compensation is informed by reviewing competitive market data, we also pay our executive team based on the impact they have on our business performance goals.

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Responsibly Governed:   Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making.

Best Compensation Practices & Policies
We also believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and executives:
What We Do	What We Don’t Do
✓ Emphasize variable pay over fixed pay — the majority (97%) of the CEO’s target compensation is “at-risk” and directly tied to our financial results and stock performance	✘ No tax gross ups other than for qualified relocation expenses
✓ Maintain anti-hedging and anti-pledging policies	✘ No option or stock appreciation rights granted below fair market value
✓ Provide for “double-trigger” equity award vesting and severance benefits upon a change in control	✘ No supplemental executive retirement plans except in jurisdictions where statutorily required
✓ Use an independent compensation consultant	✘ No significant perquisites
✓ Responsible use of equity awards under our long-term incentive program	✘ No timing the release of material nonpublic information for purposes of affecting the value of long-term equity incentives
✓ Pay for performance philosophy and culture	✘ No repricing of options
✓ Maintain a compensation recovery (clawback) policy
✓ Include stock ownership guidelines that require directors to hold three times their annual cash retainer
Executive Compensation Decision-Making Process
The Role of the Compensation Committee.   Our Board established a compensation committee to discharge its responsibilities relating to our executive compensation policies and programs. Our compensation committee oversees the executive compensation program for our NEOs. The compensation committee is comprised of independent, non-employee members of the Board and works closely with its independent consultant and management to examine the effectiveness of our executive compensation program throughout the year. Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Our compensation committee reviews, evaluates and recommends to the Board the compensation of our chief executive officer. Our compensation committee also reviews, approves and administers our incentive compensation plans, equity compensation plans, and such other plans as are designated from time to time by the Board. Details of the compensation committee’s authority and responsibilities are specified in its charter, which may be accessed at our website at https://ir.griddynamics.com/corporate-governance.
The Role of Management.   Members of our management team attend regular meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated; however, they are not present in the board room, nor do they participate in discussions about their own pay. Only our compensation committee members are allowed to vote on decisions regarding NEO compensation. The CEO reviews his recommendations pertaining to the compensation of NEOs with the compensation committee providing input, transparency and oversight. The CEO does not participate in the deliberations of the Board or compensation committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Consultant.   Our compensation committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the compensation committee has hired Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent consultant. Pearl Meyer reports directly to the compensation committee and does not provide any additional services to management. The compensation committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules.
The Role of Peer Group Companies.   Our compensation committee strives to set a competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies. The compensation committee regularly reviews the Company’s peer group to ensure it reflects organizations that are most relevant for benchmarking executive compensation. For the purposes of setting 2025 compensation levels, the compensation committee assessed potential comparators to evaluate the degree to which the current peer companies have kept pace with our growth and evolution. The compensation committee also took into consideration the broader marketplace to identify appropriate and relevant additions and removals from the current peer companies. New companies were added to the peer group to maintain relevance and ensure alignment with our size, industry, and competitive landscape, while several companies were removed due to acquisition or significant changes in their business status or market capitalization:
Additions	Removals
A10 Networks Inc.	American Software, Inc.
OneSpan Inc.	eGain Corporation
SentinelOne Inc.	Model N, Inc.
SolarWinds Corporation
In conjunction with the recommendation of Pearl Meyer, the compensation committee took into account publicly available data for the peer companies (the “2025 Compensation Peer Group”) listed below along with industry specific survey data, where appropriate. Selection criteria for determining and reviewing the 2025 Compensation Peer Group, used to establish the competitive market for the NEOs, generally include:
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Industry:   IT consulting and services, systems software and applications software companies.

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Size:   Companies with revenues ranging from $100 million to $1 billion and market capitalization between $100 million and $10 billion.

The 2025 Compensation Peer Group is listed below. Grid Dynamics is positioned at the 33rd percentile in revenue and the 32nd percentile in market capitalization as of June 2025.
Peer Companies		Peer Data As of September 2025 ($ in millions)
A10 Networks Agilysys, Inc. BlackLine, Inc. Endava plc Fastly, Inc. The Hackett Group, Inc. Information Services Group, Inc. JFrog Ltd. LiveRamp Holdings, Inc. N-able, Inc.	OneSpan Inc. PagerDuty, Inc. Progress Software Corporation PROS Holdings, Inc. Qualys, Inc. Rapid7, Inc. SentinelOne Inc. TechTarget, Inc. Varonis Systems, Inc. Workiva Inc	Percentile	Revenue	Market Cap
		25th	$302	$ 898
		Median	$515	$1,474
		75th	$752	$3,552
		Grid	$371	$1,059
		% Rank	33	32
Our compensation committee also reviewed equity information from a group of “reference companies,” including EPAM Systems, Inc. and Globant S.A.
It is important to note that market data is not the sole determinant in setting pay levels for the NEOs. Actual pay levels can be above or below the targeted levels depending on factors such as experience, individual or Company performance, tenure, employee potential, unique skills, the position and responsibilities of the position, criticality of the position to our Company, recommendations of our CEO and other factors. In general, our compensation committee desires to balance general internal and external equity and reserves the right to use discretion to deviate when necessary to recruit employees and/or retain the right talent.

Principal Elements of Compensation
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. We provide base salaries to our executive officers to compensate them for services rendered on a day-to-day basis and to provide sufficient and predictable annual cash income to allow them to focus on their responsibilities to the Company. In making base salary decisions, our compensation committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within our Company.
Our compensation committee takes into account factors such as competitive market data as well as individual performance, experience, tenure, internal equity, individual roles and responsibilities and employee potential. For 2025, none of the NEOs received salary increases, except for Mr. Gryzlov. The compensation committee approved Mr. Gryzlov’s increase to better align his base salary with the market. The NEOs’ salaries for 2024 and 2025 were as follows:
Name	2024	2025	% Adjustment
Leonard Livschitz	$800,000	$800,000	0%
Anil Doradla	$350,000	$350,000	0%
Yury Gryzlov(1)	$442,840	$525,573	6.25%

(1)
For 2025, Mr. Gryzlov’s base salary was increased to 425,000 Swiss francs, effective April 1, 2025. In the table above, Mr. Gryzlov’s 2024 base salary has been converted into U.S. dollars at the exchange rate of 1.1071 U.S. dollars per Swiss franc on December 31, 2024, and for 2025, his base salary has been converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025.

Cash Incentives
Our NEOs are eligible to receive payments under our Corporate Bonus Plan, which provides that eligible participants, including the NEOs, earn incentives in the form of annual cash bonuses, paid quarterly, based on achievement of our financial performance objectives. Performance targets are established based on a combination of our financial performance goals and market data. Actual quarterly payouts depend on the achievement of the pre-established financial performance objectives and can range from 0% to 200% of target award amounts.
Bonus amounts earned are paid following the end of each calendar quarter based on the achievement of our financial performance objectives. The target bonus opportunities are expressed as a percentage of annual base salary and were established by the NEO’s level of responsibility and their ability to impact overall results. Target award opportunities for 2025 were as follows:
Name	2025 Base Salary	Bonus Target (% of Base Salary)	Bonus at Target
Leonard Livschitz	$800,000	100%	$800,000
Anil Doradla	$350,000	50%	$175,000
Yury Gryzlov(1)	$525,573	50%	$262,787

(1)
Mr. Gryzlov’s base salary of 418,750 Swiss francs and bonus at target of 209,375 Swiss francs have been converted into U.S. dollars at the exchange rate of 1. 2551 U.S. dollars per Swiss franc on December 31, 2025.

2025 Financial Performance Metrics, Weightings and Results.
For purposes of the Corporate Bonus Plan in 2025, the compensation committee considered two corporate performance measures, which are weighted equally: quarterly revenue and non-GAAP EBITDA. The compensation committee believed this mix of performance measures was appropriate for our business given the continued criticality of Company growth in 2025, which the compensation committee believes most directly influences long-term stockholder value. At the same time, the compensation committee established target performance levels for these measures that the compensation committee believed to be challenging, but attainable, through the successful execution of our annual operating plan. Revenue growth targets were aligned with industry expectations, with annual target revenue set at a higher level than 2024 actual results. The following table shows, by quarter in 2025, our actual achievement of quarterly revenue and non-GAAP EBITDA, the resulting combined achievement percentage and the resulting quarterly cash bonus payments for each NEO.
	Actual Achievement of Corporate Performance Measures			Actual Payout to NEOs
	Revenue (in millions)	Non-GAAP EBITDA(1) (as a percentage of revenue)	Total Achievement Relative to Target	Leonard Livschitz	Anil Doradla	Yury Gryzlov(2)
Three months ended March 31, 2025	$100.4	12.6%	83%	$166,000	$36,313	$46,952
Three months ended June 30, 2025	$101.1	12.1%	88%	$176,000	$38,500	$61,045
Three months ended September 30, 2025	$104.2	12.6%	105%	$210,000	$45,938	$72,464
Three months ended December 31, 2025	$106.2	13.1%	111%	$222,000	$48,563	$76,907
Total				$774,000	$169,314	$257,368

(1)
We calculate Non-GAAP EBITDA based on net income/(loss) before interest income/(expense), provision for income taxes and depreciation and amortization, and further adjusted for the impact of stock-based compensation expense, transaction-related costs (which include, when applicable, professional fees, retention bonuses, and consulting, legal and advisory costs related to our merger and acquisition and capital-raising activities), impairment of long-lived assets, restructuring costs, one-time charges, and non-operating income/(expenses), net (which includes mainly foreign currency transaction gains and losses, fair value adjustments and other miscellaneous expenses). An interim estimate of this metric is presented to the Board on a quarterly basis to determine the total achievement relative to target presented.

(2)
The actual payment of Mr. Gryzlov’s bonus was 208,697 Swiss francs, converted in the table above into U.S. dollars reflecting a blended exchange rate of approximately 1.2332 U.S. dollars per Swiss franc for 2025 based on the average of the exchange rates on the last day of each calendar quarter of 2025.

Long-Term Equity Incentives
A significant portion of our NEOs’ annual compensation is provided in the form of long-term equity incentives that emphasize long-term stockholder value creation and the retention of a strong executive leadership team. Long-term equity incentives are intended to align the interests of award recipients with those of stockholders since the value of the award is driven by the value of our stock price.
2025 Target Long-Term Equity Incentive Award Grants
The compensation committee’s decision with respect to 2025 reflects a disciplined, multi-year approach to equity grant timing and sizing.
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For the CEO, equity grant timing is purposeful and rooted in performance discipline. Long-term incentive awards have been sized and timed to reflect business performance, strategic milestones, and leadership continuity — including larger grants in 2022 and 2024, a smaller grant in 2023, and no grant in 2025. Rather than delivering equity on a fixed annual cadence, the compensation committee evaluates award timing and magnitude over a multi-year horizon to align realizable pay with sustained Company performance and evolving strategic priorities. When viewed over the 2022–2025 period, the CEO’s average annualized grant value remains within the competitive range of companies of similar size and complexity.

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For the CFO, the compensation committee similarly considered the multi-year value of the CFO’s prior equity awards, including the 2024 grant, in determining that a 2025 award was not necessary to maintain competitive positioning, as it continues to provide meaningful retentive value and performance alignment over its vesting period. The compensation committee will continue to assess future equity grant timing and size based on the scope of the role, individual performance, and market positioning, consistent with this multi-year approach.
For 2025, the compensation committee reviewed outstanding awards and market position and approved a long-term equity incentive award to Mr. Gryzlov. The award was structured with a mix of approximately 52% PSUs and 48% RSUs to better align his target long-term incentive opportunity with market practice for similarly situated executives at companies in our peer group, while reinforcing a pay-for-performance orientation and supporting retention during a critical period of execution. The table below shows the values for Mr. Gryzlov’s 2025 long-term equity incentive award:
Name	2025 Equity Award
	RSUs		PSUs
	Shares at Target (#)	$ Value(1)	Shares at Target (#)	$ Value(2)
Yury Gryzlov	30,000	675,600	32,000	836,480

(1)
Award amounts for the RSUs were determined based on the closing price of our common stock on February 14, 2025, which was $22.52.

(2)
The amounts in this column represent the aggregate grant date fair value of PSUs granted to the NEO in 2025 computed in accordance with FASB ASC Topic 718. In accordance with SEC rules, the grant date fair value of an award that is subject to performance conditions is based on the probable outcome of the performance conditions. The assumptions used to calculate these amounts are discussed in the notes to our audited consolidated financial statements for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the PSUs or the sale of the common stock underlying such awards.

Like the 2024 PSU grant (see “2024 PSU Awards (Ongoing Vesting)” below), the PSUs granted to Mr. Gryzlov in 2025 measure year-over-year revenue growth and contribution margin performance over a specified performance period. However, the PSUs granted to Mr. Gryzlov in 2025 are eligible to vest over the two remaining tranches under the 2024 PSU program, in amounts ranging from 0% to 200% of target based on actual results. PSUs that vest based on actual results (up to 200% of target) are subject to further adjustment up or down based on rTSR and rCAGR performance, each measured against the Russell 2000 index. The total PSUs earned are subject to adjustment based on two- and three-year rTSR and rCAGR performance, each measured from January 1, 2024 through the last day of the applicable performance period.
The RSUs vest over a three-year service period, with one-third vesting on the first anniversary of the grant date, and the remaining RSUs vesting in equal quarterly installments of one-eighth thereafter.
2024 PSU Awards (Ongoing Vesting)
As described in last year’s proxy statement, the 2024 PSU program is designed to reward sustainable growth and profitability while aligning long-term incentives with stockholder interests. The design emphasizes both annual performance accountability and multi-year value creation, with one-third of the award earned each year based on performance and subject to relative performance modifiers over time.
PSUs are earned based on two equally weighted financial metrics: 50% year-over-year revenue growth, and 50% contribution margin, ensuring a balanced focus on top-line expansion and operational efficiency. For the 2024 – 2026 performance period, the compensation committee established targets that are more rigorous than those established in prior years, reflecting the Company’s increased scale and complexity. These goals require sustained double-digit revenue growth and disciplined margin performance, reinforcing the Company’s commitment to profitable growth and long-term value creation.
To further reinforce long-term value creation, PSUs are also subject to adjustments based on rTSR and rCAGR, both measured against the Russell 2000 index. As shown below, these adjustments are assessed at the one-, two-, and three-year marks during the performance period, ensuring that compensation outcomes reflect sustained performance and competitive standing over time.

We measure performance annually because we operate in a business environment in which forecasting multi-year performance is extremely difficult. This approach allows us to maintain a clear focus on our critical, shorter-term growth objectives while still driving accountability for executing on our long-term vision of sustainable growth and value creation. In addition, using multi-year vesting requirements and linking our NEOs’ compensation to Company stock strongly aligns management’s long-term interests with those of our stockholders.
PSUs Earned in 2025
In response to stockholder feedback regarding the transparency of performance goals and outcomes for PSU awards, we have enhanced our disclosure to provide greater visibility into the performance goals established by the compensation committee and the Company’s actual performance against those goals.
In February 2026, the compensation committee and Board certified performance for the second performance year (2025) of the 2024 PSU awards. As described above, PSU payouts are based on two equally weighted metrics — year-over-year revenue growth and contribution margin — with payouts ranging from 0% to 200% of target (maximum) based on pre-established performance ranges. Payouts for performance between stated levels are determined using linear interpolation. To provide greater clarity into how performance translates into payout outcomes, the Company has included disclosure of the performance levels, along with actual results for the year.
Revenue (Year-over-Year Growth).   Revenue targets were established to require sustained double-digit growth, with maximum payout capped at 200% of target, corresponding to 20% year-over-year growth. For 2025, the Company achieved revenue of $411.8 million, resulting in a payout of 175% of target, determined based on performance using linear interpolation.
Revenue Growth Performance Range		Payout (% of Target)
Below Minimum		0%
Minimum Revenue Growth Threshold	-5%	50%
	5%	75%
	10%	100%
	15%	150%
Maximum Revenue Growth	20% or greater	200%
Contribution Margin.   Contribution margin targets were designed to emphasize profitability and operational discipline, with maximum payout capped at 200% of target. For 2025, the Company achieved a contribution margin of 34.8%, which exceeded the maximum performance level and resulted in a payout of 200% of target, reflecting the maximum payouts under the program.

Contribution Performance Range		Payout (% of Target)
Below Minimum		0%
Minimum Margin Threshold	14%	50%
	18%	75%
	23%	100%
	28%	150%
Maximum Margin	32% or greater	200%
Payout Results.   Taken together, these results reflected strong financial performance and resulted in a weighted pre-modifier payout of 187.4% of target. To further align payouts with stockholder outcomes, this initial result is subject to adjustment based on the Company’s relative performance versus peers. Accordingly, relative performance modifiers were applied based on performance against the Russell 2000 index, as summarized below:
Metric	GDYN Performance	Rank	Percentile	Modifier
rTSR	-28.17%	1,256 of 1,731	27th percentile	-10%
rCAGR	13.90%	351 of 1,630	79th percentile	+20%
			Net Impact	+10%
After applying the performance modifier above, 2024 PSUs for the second performance year were earned at approximately 206% of target.
Name	Target Number of Shares (#)	Total Vested Number of Shares (#)
Leonard Livschitz	320,000	658,240
Anil Doradla	24,000	49,368
Yury Gryzlov	48,000	98,736
Timing of Long-Term Equity Incentive Awards.   When the compensation committee determines to make any grants of long-term equity incentive awards, they are granted on a quarterly basis at the time of the compensation committee’s regularly scheduled quarterly meetings. We do not currently grant awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we do not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information by us, which would require disclosure under Item 402(x) of Regulation S-K. In the event we determine to grant new long-term equity incentive awards of stock options or similar equity awards in the future, our compensation committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the release of material nonpublic information for purposes of affecting the value of executive compensation.
Other Practices, Policies and Guidelines
Stock Trading Practices, Anti-Hedging & Anti-Pledging Policies
Our executive officers are subject to our insider trading policy, which applies to their transactions involving any securities of Grid Dynamics. Except under limited circumstances, persons subject to the policy may not engage in any transaction involving our securities while aware of material nonpublic information relating to the Company. The insider trading policy also implements quarterly trading blackout periods and allows for special blackout periods to limit the likelihood of trading at times with significant risk of insider trading exposure. In addition, all of our employees are prohibited from engaging in any transaction involving our securities without first obtaining pre-clearance from our compliance officer.

Our insider trading policy also includes Rule 10b5-1 trading plan guidelines that permit our directors and certain employees, including our NEOs, to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under these guidelines, among other restrictions, 10b5-1 plans may only be adopted or modified when the person adopting the trading plan is not aware of any material nonpublic information and there is an open trading window. In addition, the first trade under a 10b5-1 plan may not occur until the completion of a cooling off period in compliance with SEC rules.
Our insider trading policy also prohibits our employees, including officers, and directors from pledging or engaging in hedging or similar transactions in our securities, including but not limited to prepaid variable forwards, equity swaps, collars, exchange funds, puts, calls and short sales. Our insider trading policy prohibits participation in prediction market platforms to use Company confidential information to bet, wager or establish positions in event contracts.
Stock Ownership Guidelines
In January 2025, the Board adopted stock ownership guidelines to align directors’ interests with those of stockholders. Each non-employee director is required to hold Company equity with a value equal to at least three times the annual cash retainer for such non-employee director’s Board service (excluding additional retainers for leadership or committee roles). Directors are expected to meet this requirement within five years of the later of January 1, 2025, or their initial election to the Board.
Ownership levels include shares and time-based restricted stock units (vested and unvested) beneficially owned by the director or their immediate family, as well as shares held in certain affiliated entities; performance-based awards are counted when earned, while stock options are excluded. Compliance is assessed annually based on the 20-day average stock price at fiscal year-end. The compensation committee oversees the guidelines, monitors compliance, and may approve exceptions in cases of financial hardship.
Compensation Recovery Policy
In November 2023, the Company adopted a compensation recovery policy pursuant to which we may seek the recovery of cash performance-based incentive compensation paid by us as well as performance-based equity awards, including the PSUs, in accordance with the compensation recovery rules established by The Nasdaq Stock Market pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The compensation recovery policy applies to each individual who is or was ever designated as an “officer” by the Board in accordance with Rule 16a-1(f) promulgated under the Exchange Act.
The compensation recovery policy provides that if (i) we restate our financial statements due to material noncompliance with any financial reporting requirement under the securities laws; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of specific financial results paid to a covered individual would have been less if the financial statements had been correct; and (iii) the cash incentive compensation or performance-based equity compensation was received no more than three fiscal years prior to the date a restatement of our financial statements was determined; then Grid Dynamics will require the repayment from the covered individual of the excess cash incentive compensation or performance-based equity compensation such individual received.
Perquisites, Retirement, and Other Benefits
We generally do not provide perquisites or other benefits to our executive officers other than those available to employees generally. All of our NEOs are eligible to participate in our employee benefit plans, including medical, dental, vision, and life insurance plans, in each case on the same basis as all of our other employees. We contribute to statutorily mandated retirement plans covering our employees outside of the United States and have established a 401(k) tax-deferred savings plan, which permits participants, including our executive officers, to make contributions up to applicable annual statutory limits by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended, and subject to limitations under the Employee Retirement Income Security Act.

Severance and Change in Control Benefits
Effective upon consummation of our business combination in March 2020 (the “Business Combination”), we entered into employment agreements with certain of our officers, including our current NEOs (as amended, the “Employment Agreements”). The Employment Agreements generally provide, with respect to each officer, the following terms: (i) at-will employment, (ii) the annual base salary, (iii) eligibility to receive annual incentive bonuses at our discretion and related targeted payments, (iv) initial grant of equity awards by the Company and eligibility to be granted future equity awards by the Company in the discretion of its Board, (v) an initial term for the agreement of four years with successive one-year renewal terms unless either party provides timely notice of non-renewal, (vi) severance payments upon a termination without cause (excluding death or disability) or resignation for “good reason” (as defined in the agreement) and (vii) eligibility for enhanced “double-trigger” severance upon such terminations that occur within the three-month period prior to or the 12 month period following a “change in control” (as defined in the Employment Agreements). Severance payments are generally comprised of: (a) a lump-sum payment equal to 24 months of base salary for Mr. Livschitz and 12 months of base salary for each of Mr. Doradla and Mr. Gryzlov, (b) a lump-sum payment equal to 100% with respect to Mr. Livschitz and 50% with respect to each of Mr. Doradla and Mr. Gryzlov, of the current annual maximum bonus target amount, (c) reimbursement for the monthly premiums for COBRA continuation coverage (or its equivalent) for a period of 24 months for Mr. Livschitz and 12 months for each of Mr. Doradla and Mr. Gryzlov, and (d) for severance unrelated to a change in control, one year of accelerated vesting of outstanding unvested equity awards on the termination date.
In addition, “double-trigger” change in control severance terms provide for full accelerated vesting of outstanding unvested equity awards. Such severance benefits are conditioned on the officer signing and not revoking a separation agreement and release of claims in favor of us within the timeframe set forth in the officer’s agreement.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.
While considering tax deductibility as only one of several considerations in determining compensation, our compensation committee believes that the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to our Company that outweigh the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes.
Compensation Risk Assessment
It is our belief that a majority of an executive’s total compensation should be variable “at risk” compensation, meaning it is tied to our financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our stockholders. Therefore, our compensation committee evaluated all of our plans and policies (applicable to executives and employees below the executive level) in April 2026 for attributes that could cause excessive risk-taking. We concluded that our programs and policies do not encourage excessive risk-taking because: (a) the salary component of our program is a fixed amount; (b) the majority of the average compensation paid to our executive officers is delivered in the form of equity ownership, which aligns the interest of our executives with those of our stockholders; and (c) the Corporate Bonus Plan and long-term equity incentives are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving financial objectives, which diversify risks associated with a single indicator of performance, (ii) our equity-based incentives encourage a longer-term focus through multi-year vesting periods, (iii) our risk-mitigating policies in place such as insider trading and hedging prohibitions, and (iv) review and approval of final awards and quarterly updates by our compensation committee and our Board.

Compensation Committee Report
The compensation committee of the Board, which is composed solely of independent members of the Board, assists the board in fulfilling its responsibilities regarding compensation matters and, pursuant to its charter, is responsible for determining the compensation of our executive officers. The compensation committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the compensation committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the year ended December 31, 2025.
Compensation Committee
Eric Benhamou, Chair
Lloyd Carney
The material in the Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, other than our Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table
Grid Dynamics’ NEOs for 2025 are Leonard Livschitz, Chief Executive Officer, Anil Doradla, Chief Financial Officer, and Yury Gryzlov, Chief Operating Officer and Chief Executive Officer of Grid Dynamics Europe. The following table presents summary information regarding the total compensation for the years ended December 31, 2025, 2024 and 2023 for Mr. Livschitz, Mr. Doradla, and Mr. Gryzlov:
Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Leonard Livschitz, Chief Executive Officer	2025	800,000	774,000	—	—	16,549	1,590,549
	2024	800,000	896,000	—	24,596,800	12,085	26,304,885
	2023	800,000	1,022,000	—	3,989,003	11,317	5,822,320
Anil Doradla, Chief Financial Officer	2025	350,000	169,314	—	—	4,212	523,526
	2024	320,000	187,626	—	2,165,560	3,864	2,677,050
	2023	300,000	182,850	—	387,529	3,612	873,991
Yury Gryzlov(4), Chief Operating Officer and Chief Executive Officer of Grid Dynamics Europe	2025	525,573	257,368	—	1,512,080	197,440	2,492,461
	2024	442,840	245,134	—	2,459,680	196,984	3,344,638
	2023	475,200	289,762	—	387,529	210,311	1,362,802

(1)
The amounts included in this column reflect payments earned in 2025, 2024 and 2023, as applicable, under the Company’s Corporate Bonus Plan as described below.

(2)
The amounts in this column represent the aggregate grant date fair value of RSUs and PSUs granted to each NEO in 2025, 2024 and 2023, as applicable, computed in accordance with FASB ASC Topic 718. In accordance with SEC rules, the grant date fair value of an award that is subject to performance conditions is based on the probable outcome of the performance conditions. The assumptions used to calculate these amounts are discussed in notes to Grid Dynamics’ audited consolidated financial statements for the year ended December 31, 2025 included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the PSUs, or the sale of the common stock underlying such awards. The grant date fair market value for the 2025 PSUs assuming the maximum payout would have been $2,342,144 for Mr. Gryzlov.

(3)
The amounts included in this column for 2025 for Mr. Livschitz and Mr. Doradla include the costs of ArmadaCare supplemental executive medical premiums paid by the Company on behalf of Mr. Livschitz and his family and Mr. Doradla and his family. The amounts included in this column for 2025 for Mr. Gryzlov include (i) 109,075 Swiss francs paid in statutorily required employer contribution to the occupational pension plan (BVG) covering Mr. Gryzlov, which is shown here converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025, (ii) $29,579 for certain medical insurance costs paid by the Company on behalf of Mr. Gryzlov and his family, (iii) $15,965 in education expenses paid by the Company on behalf of Mr. Gryzlov and his family, and (iv) $14,996 in automobile expenses paid by the Company on behalf of Mr. Gryzlov and his family.

(4)
Mr. Gryzlov’s 2025 base salary was 418,750 Swiss francs, which is shown here converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025. Mr. Gryzlov’s 2025 base salary reflects an increase in his base salary from 400,000 Swiss francs to 425,000 Swiss francs, effective April 1, 2025. Mr. Gryzlov’s 2024 base salary was 400,000 Swiss francs, which is shown here converted into U.S. dollars at the exchange rate of 1.1071 U.S. dollars per Swiss franc on December 31, 2024. Mr. Gryzlov’s 2023 base salary was 400,000 Swiss francs, which is shown here converted into U.S. dollars at the exchange rate of 1.1880 U.S. dollars per Swiss franc on December 31, 2023. The actual payment of Mr. Gryzlov’s 2025 bonus was 208,697 Swiss francs, shown here converted into U.S. dollars at the exchange rate of 1.2551 dollars per Swiss franc on December 31, 2025. The actual payment of Mr. Gryzlov’s 2024 bonus was 221,420 Swiss francs, shown here converted into U.S. dollars at the exchange rate of 1.1071 dollars per Swiss franc on December 31, 2024. The actual payment of Mr. Gryzlov’s 2023 bonus was 243,908 Swiss francs, shown here converted into U.S. dollars at the exchange rate of 1.1880 U.S. dollars per Swiss franc on December 31, 2023.

2025 Grants of Plan-Based Awards
The following table summarizes information regarding the incentive awards granted in 2025:
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Yury Gryzlov	2/14/2025	—	—	—	16,000	32,000	89,600	—	836,480
	2/14/2025(2)							30,000	675,600

(1)
Amounts in the “Estimated Payouts under Equity Incentive Plan Awards” columns relate to the PSUs granted on February 14, 2025 under our 2020 Plan. The grant date value of the PSUs has been computed in accordance with FASB ASC Topic 718 based on the closing price of our common stock on February 13, 2025, the last trading day before the February 14, 2025 date of grant, which was $22.84. Fifty percent (50%) of the PSUs vest based on the achievement of performance relating to specified levels of year-over-year revenue growth and fifty percent (50%) of the PSUs vest based on the achievement of performance relating to specified contribution margins, as measured annually at the conclusion of each year of the two-year performance period running from fiscal year 2025 to fiscal year 2026, in each case, subject to certain adjustments for rTSR and rCAGR as measured against the Russell 2000 index. For a discussion of the details of the vesting applicable to the PSUs and calculation of the payouts, see the section titled “Compensation Discussion and Analysis — Long-Term Equity Incentives.”

(2)
Represents RSUs granted under the 2020 Plan on February 14, 2025, following the compensation committee’s action to approve a grant to Mr. Gryzlov on February 10, 2025. The grant date value of the RSUs has been computed in accordance with FASB ASC Topic 718 based on the closing price of our common stock on February 10, 2025, the date on which the compensation committee approved the award. The RSUs vest over a three year period as discussed in the section titled “Compensation Discussion and Analysis — Long-Term Equity Incentives.”

Outstanding Equity Awards at 2025 Year-End
The following table summarizes information concerning the outstanding equity awards, including unexercised options, as of December 31, 2025, for each of Grid Dynamics’ NEOs:
	Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) — Exercisable	Number of Securities Underlying Unexercised Options (#) — Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock that Have Not Vested ($)(5)
Leonard Livschitz	1/1/2024					333,350(1)	3,010,151
	1/1/2024							640,000	5,779,200
Anil Doradla	3/13/2020	140,000		8.26	3/13/2030
	1/1/2024					25,001(1)	225,759
	1/1/2024							48,000	433,440
	10/28/2024					13,334(2)	120,406
Yury Gryzlov	11/12/2018	252,588		3.54	11/12/2028
	5/22/2019	46,518		3.54	5/22/2029
	5/22/2019	18,565		3.54	5/22/2029
	3/13/2020	140,000		8.26	3/13/2030
	1/1/2024					33,350(1)	301,151
	1/1/2024							64,000	577,920
	2/14/2025							32,000	288,960
	2/14/2025					30,000(6)	270,900

(1)
One-third of the shares underlying these RSUs vested on January 1, 2025, and the remaining shares vest in eight equal quarterly installments thereafter, provided the participant’s service has not terminated prior to each such date.

(2)
One-third of the shares underlying these RSUs vested on October 28, 2025, and the remaining shares vest in eight equal quarterly installments thereafter, provided the participant’s service has not terminated prior to each such date.

(3)
This amount reflects the fair market value of our common stock of $9.03 per share as of December 31, 2025, multiplied by the amount shown in the column for Number of Shares or Units of Stock That Have Not Vested.

(4)
One-third of the shares underlying the PSUs granted in 2024 vest upon our Board’s certification of the achievement of certain performance metrics following the conclusion of each fiscal year of the 2024-2026 fiscal year performance period, with such certification to occur no later than March 1, 2025, March 1, 2026, and March 1, 2027 in respect of each tranche of eligible PSUs. One-half of the shares underlying the 2025 PSU award vest upon our Board’s certification of the achievement of certain performance metrics following the conclusion of each fiscal year of the 2025-2026 fiscal year performance period, with such certification to occur no later than March 1, 2026 and March 1, 2027 in respect of each tranche of eligible PSUs. Fifty percent (50%) of the PSUs eligible to vest in respect of each year of the performance period vest based on the achievement of performance relating to specified levels of year-over-year revenue growth and the remaining fifty percent (50%) vest based on the achievement of performance relating to specified contribution margins, in each case, subject to certain adjustments for rTSR and rCAGR as measured against the Russell 2000 index. For a discussion of the details of the vesting applicable to the PSUs and calculation of the payouts, see the section titled “Compensation Discussion and Analysis — Long-Term Equity Incentives.” In February 2026, the compensation committee of our Board and our Board certified the achievement of certain performance metrics for the second year of the 2024 PSU grants and the first year of the 2025 PSU grant, resulting in 206% of the target number of PSUs vesting on the certification date, resulting in the issuance of the following number of shares to the following individuals: 658,240 shares for Mr. Livschitz, 49,368 shares for Mr. Doradla and 98,736 shares for Mr. Gryzlov, with such target numbers reflected here. The amounts shown in the table above reflect the shares of our common stock that would become issuable to our NEOs in respect of the remaining year(s) of the performance period based on the actual results of the completed performance period that ended on

December 31, 2025. Upon achievement of the performance metrics of the 2024 PSU awards at maximum, the amounts reported in this column for each of Messrs. Livschitz, Doradla, and Gryzlov would be 896,000, 67,200, and 89,600, respectively. Upon achievement of the performance metrics of the 2025 PSU award at maximum achievement, the amounts reported in this column for Mr. Gryzlov would be 44,800 shares.
(5)
The amounts in this column represent the aggregate fair market value of the unvested PSUs granted to the NEOs in 2024 and 2025, as applicable, based on a price of $9.03 per share, which was the closing price of our common stock on December 31, 2025.

(6)
One-third of the shares underlying these RSUs vested on February 14, 2026, and the remaining shares vest in eight equal quarterly installments thereafter, provided the participant’s service has not terminated prior to each such date.

Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table
Employment Agreements
As further described below, we have entered into employment agreements with each of our named executive officers. These agreements provide for at-will employment and generally include the named executive officer’s initial base salary, and an indication of eligibility for an annual cash incentive award opportunity.
Leonard Livschitz
We entered into an employment agreement with Mr. Livschitz dated January 24, 2020, as most recently amended effective as of April 28, 2022, pursuant to which he serves as our Chief Executive Officer, reporting directly to our Board. The agreement is for an initial term of four years, with automatic annual renewals after the expiration of such initial term, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the date of automatic renewal.
The employment agreement, as amended, provides that Mr. Livschitz will receive an annual salary of $800,000 and will be eligible to receive a target annual bonus amount of $800,000 with the actual bonus based upon the actual level of achievement of annual Company and individual performance objectives for the applicable year, as determined by our compensation committee. His employment agreement also entitles him to certain payments and benefits upon a qualifying termination of his employment, including in connection with a change of control, the details of which are summarized in “Potential Payments upon Termination or Change in Control” below.
Mr. Livschitz is also subject to certain restrictive covenants during the term of his employment and thereafter, including indefinite confidentiality and invention assignment provisions, and an agreement to adhere to our conflict of interest policy.
Anil Doradla
We entered into an employment agreement with Mr. Doradla dated January 24, 2020, pursuant to which he serves as our Chief Financial Officer, reporting directly to Leonard Livschitz, our Chief Executive Officer. The agreement is for an initial term of four years, with automatic annual renewals after the expiration of such initial term, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the date of automatic renewal.
The employment agreement provides that Mr. Doradla will receive an annual salary of $300,000 and will be eligible to receive a target annual bonus amount of $150,000 with the actual bonus based upon the actual level of achievement of annual Company and individual performance objectives for the applicable year, as determined by our compensation committee. On October 21, 2024, our compensation committee approved an increase in Mr. Doradla’s annual salary from $310,000 to $350,000 and an increase to his target annual bonus amount from $165,000 to $175,000 effective October 1, 2024 to better align his compensation with the market. His employment agreement also entitles him to certain payments and benefits upon a qualifying termination of his employment, including in connection with a change of control, the details of which are summarized in “Potential Payments upon Termination or Change in Control” below.
Mr. Doradla is also subject to certain restrictive covenants during the term of his employment and thereafter, including indefinite confidentiality and invention assignment provisions, and customary non-solicitation restrictions with respect to customers, employees, and contractors that apply for one year post-termination.

Yury Gryzlov
We entered into an employment agreement with Mr. Gryzlov effective as of July 15, 2022, as amended on April 1, 2025, pursuant to which he serves as our Chief Operating Officer, and the managing officer and Chief Executive Officer of Grid Dynamics Europe, reporting directly to the Chief Executive Officer of Grid Dynamics Holdings, Inc. The agreement is for an initial term of two years, continuing for an indefinite period after the expiration of such initial term, unless either party provides written notice of non-renewal to the other party at least three months prior to the date of termination. Upon a change of control, the term of Mr. Gryzlov’s employment agreement will extend automatically through the date that is twelve months following the date of the change of control.
The employment agreement provides that Mr. Gryzlov will receive an annual salary of 400,000 Swiss francs and will be eligible to receive a target annual bonus amount of 200,000 Swiss francs with the actual bonus based upon the actual level of achievement of annual Company and individual performance objectives for the applicable year, as determined by our compensation committee. On February 10, 2025, our compensation committee approved an increase in Mr. Gryzlov’s annual salary from 400,00 Swiss francs to 425,000 Swiss francs and an increase to his target annual bonus from 200,000 Swiss francs to 220,000 Swiss francs, effective April 1, 2025 to better align his compensation with the market. His employment agreement also entitles him to certain payments and benefits upon a qualifying termination of his employment, including in connection with a change of control, the details of which are summarized in “Potential Payments upon Termination or Change in Control” below.
Mr. Gryzlov is also subject to certain restrictive covenants during the term of his employment and thereafter, including indefinite confidentiality and invention assignment provisions, and customary non-compete restrictions that apply during the term of employment.
2020 Equity Incentive Plan and 2018 Stock Plan
In 2025, we maintained the 2020 Plan and 2018 Stock Plan (the “2018 Plan”), which were approved by our stockholders at a special meeting held on March 4, 2020 and at our Annual Meeting in November 2018, respectively. The compensation committee administers the 2020 Plan and 2018 Plan, and is authorized to, among other things, designate participants, grant awards, including cash-based awards that historically were intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2020 Plan and 2018 Plan and award agreements issued pursuant thereto. In 2025, the compensation committee and the Company’s stockholders approved the increase of the reserved number of Common Stock for issuance under the 2020 Plan from 16,300,000 shares to 19,800,000 shares. The reserved number of Common Stock under the 2020 Plan is subject to any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event. The 2018 Plan reserved 5,000,000 shares of our Common Stock for issuance, subject to any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event.
Corporate Bonus Plan
For a summary of the material terms of our Corporate Bonus Plan, see “Compensation Discussion and Analysis — Cash Incentives” above.
Option Exercises and Stock Vested in 2025
The following table sets forth the number of shares of common stock acquired during 2025 by our NEOs upon the exercise of stock options or upon the vesting of RSUs, as well as the value realized upon such equity award transactions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Leonard Livschitz	—	—	1,132,250	22,927,380
Anil Doradla	—	—	91,585	1,774,351
Yury Gryzlov	—	—	113,225	2,292,738
Pension Benefits and Nonqualified Deferred Compensation
We do not provide a pension plan for our employees, and none of our NEOs participated in a nonqualified deferred compensation plan during fiscal 2025 except in jurisdictions where such plan is statutorily required.
Potential Payments upon Termination or Change in Control
Each Employment Agreement with our NEOs generally provides, with respect to each officer, the following terms: (i) at-will employment, (ii) the annual base salary, (iii) eligibility to receive annual incentive bonuses at the Board’s discretion and related targeted payment, (iv) initial grant of equity awards by the company and eligibility to be granted future equity awards by the company in the discretion of its Board, (v) an initial term for the agreement of four years with successive one-year renewal terms unless either party provides timely notice of non-renewal, (vi) severance payments upon a termination without “cause” (excluding death or disability) or resignation for “good reason” (each as defined in the agreement) and (vii) eligibility for enhanced “double-trigger” severance upon such terminations that occur within the three month period prior to or the 12 month period following a “change in control” (as defined in the agreement). Severance payments (including due to a double-trigger termination in connection with a change in control) are generally comprised of: (i) a lump-sum payment equal to 24 months of base salary for Mr. Livschitz, 12 months of base salary for Mr. Doradla, and 12 months of base salary for Mr. Gryzlov; (ii) a lump-sum payment equal to 100% with respect to Mr. Livschitz, 50% with respect to Mr. Doradla, and 50% with respect to Mr. Gryzlov, of the current annual maximum bonus target amount; (iii) reimbursement for the monthly premiums for COBRA continuation coverage (or its equivalent) for a period of 24 months for Mr. Livschitz, 12 months for Mr. Doradla, and 12 months for Mr. Gryzlov; and (iv) for severance unrelated to a change in control, one year of accelerated vesting of outstanding unvested equity awards on the termination date.
In addition, “double-trigger” change in control severance terms provide for full accelerated vesting of outstanding unvested equity awards. Such severance benefits are conditioned on the officer signing and not revoking a separation agreement and release of claims in favor of us within sixty (60) days of the officer’s termination date.
If any severance or other benefits provided for in an officer’s Employment Agreement or otherwise payable to such officer constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and could be subject to the related excise tax under Section 4999 of the Code, such officer would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the officer.
		Termination Without Cause or Resignation for Good Reason Outside of the Change in Control Period				Termination Without Cause or Resignation for Good Reason Within the Change in Control Period
Named Executive Officer	Salary Severance ($)	Bonus Severance ($)	Value of Continued Health Coverage ($)(1)	Value of Equity Acceleration ($)(2)	Total ($)	Salary Severance ($)	Bonus Severance ($)	Value of Continued Health Coverage ($)(1)	Value of Equity Acceleration ($)(2)	Total ($)
Leonard Livschitz	1,600,000	800,000	68,398	13,047,467	15,515,865	1,600,000	800,000	68,398	39,142,400	41,610,798
Anil Doradla	350,000	87,500	115	1,126,827	1,564,442	350,000	87,500	115	3,380,480	3,818,095
Yury Gryzlov(3)	533,417	138,061	30,092	1,304,747	2,006,318	533,418	138,061	30,092	3,914,240	4,615,811

(1)
The amounts reported in these columns represent estimates of the premiums to maintain group health insurance continuation benefits pursuant to COBRA (or its equivalent) for the executive and the executive’s respective eligible dependents for 24 months for Mr. Livschitz and 12 months for each of Mr. Doradla and Mr. Gryzlov. The amounts presented are based on estimates for maintaining group health insurance continuation benefits under our 2026 health insurance plans.

(2)
The value of the accelerated RSUs in this table are calculated by multiplying the number of shares subject to acceleration by the closing price of our common stock on December 31, 2025, the last trading day of the 2025 fiscal year, which was $9.03 per share. The value of the accelerated PSUs in this table are calculated by multiplying the number of target PSUs subject to acceleration by the closing price of our common stock on December 31, 2025, the last trading day of the 2025 fiscal year, which was $9.03 per share.

(3)
Mr. Gryzlov’s 2025 base salary was 418,750 Swiss francs, which reflects an increase in his base salary from 400,000 Swiss francs to 425,000 Swiss francs, effective April 1, 2025. His salary severance is shown here converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025. His bonus at target is 220,000 Swiss francs, and his bonus severance is shown here converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025. The value of his continued health coverage totals 23,976 Swiss francs and is shown here converted into U.S. dollars at the exchange rate of 1.2551 U.S. dollars per Swiss franc on December 31, 2025.

Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights	Weighted Average Exercise Price of Outstanding Options and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders
2018 Stock Plan(2)	1,240,525	$3.54	—
2020 Equity Incentive Plan(3)	4,778,783	$12.61	6,634,614
Equity compensation plans not approved by security holders	—	—	—
TOTAL	6,019,308		6,634,614

(1)
The weighted average exercise price does not take into account outstanding RSUs.

(2)
The 2018 Stock Plan was terminated in connection with the consummation of the Business Combination, and accordingly, no further shares are available for issuance under the 2018 Stock Plan. Under the terms of the 2018 Stock Plan, certain option grants were accelerated in full or by an additional 12 months as a result of the Business Combination. Additionally, on March 4, 2020, the date of the closing of the Business Combination (the “Closing”), a percentage of outstanding vested Grid Dynamics stock options were settled in exchange for cash consideration. The remaining portion of outstanding vested options and all unvested options were automatically assumed and converted into options to purchase the Company’s common stock as of the Closing. The number of each participant’s assumed options and the exercise price were adjusted. The assumed stock options continued to be subject to the same terms and conditions, including vesting schedule terms, in accordance with the 2018 Stock Plan.

(3)
The 2020 Plan became effective on March 4, 2020, in connection with the consummation of the Business Combination. The 2020 Plan provides for grants of stock options, stock appreciation rights, restricted stock, RSUs, bonus stock, dividend equivalents and other stock-based awards and other substitute awards, annual incentive awards and performance awards. In 2025, the Company increased the total shares of Company common stock reserved under the 2020 Plan to 19,800,000 shares, subject to certain adjustments set forth therein.

CEO Pay Ratio
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2025:
•
the median of the annual total compensation of all our employees (other than our Chief Executive Officer) was $52,420;

•
the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $1,590,549; and

•
the ratio of these two amounts was 30 to 1.

Methodology for Identifying Our “Median Employee”
Employee Population
To identify the median employee, we first identified our total employee population from which we determined our “median employee” and then identified the median of the annual total cash compensation of all of our employees (other than our Chief Executive Officer). We determined that, as of December 31, 2025, our employee population consisted of approximately 4,961 individuals (of which approximately 7.2% were located in the United States and 92.8% were located in jurisdictions outside the United States) that were eligible for inclusion in our analysis under the Pay Ratio Rule. Our employee population consisted of full-time, part-time, and temporary employees, and certain of our contractors who were required to be included in our employee population under the Pay Ratio Rule, as described in more detail below.
Determining Our Median Employee
To identify our median employee from our total employee population, we used a total cash compensation measure consistently applied to the entire population, which included base salary or wages and all cash bonuses paid in 2025, including regular annual bonuses paid in respect of the prior year’s performance, and any special bonuses paid in 2025. In making this determination, we annualized the cash compensation (exclusive of any special bonuses paid in 2025) of our full-time, part-time, and temporary employees, and certain of our contractors who were hired in 2025 but did not work for us for the entire year. By consistently applying this compensation measure to all of the individuals in the employee population, we selected the median employee. We did not make any cost-of-living adjustments in identifying our median employee.
Using the methodologies described above, we determined that our median employee was a full-time, salaried professional in Poland.
Determining of Annual Total Compensation of Our Median Employee and Our CEO
Once we identified our median employee, we then calculated such employee’s total compensation for the year ended December 31, 2025 using the same methodology we used for purposes of determining the total compensation of our NEOs (see section titled “Compensation Discussion and Analysis — Summary Compensation Table”). The total compensation of the median employee for the year ended December 31, 2025 was $52,420. Our CEO’s total compensation for the year ended December 31, 2025 was $1,590,549, as reported in the Summary Compensation Table (see section titled “Compensation Discussion and Analysis — Summary Compensation Table”).
We believe our pay ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, estimates, and assumptions, our pay ratio may not be comparable with the pay ratios reported by other companies.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” (as calculated in accordance with SEC rules) (“CAP”) and certain Company performance for the fiscal years listed below for Leonard Livschitz, our principal executive officer (“PEO”), and our other named executive officers (“NEOs”). The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. You should refer to our CD&A in this proxy statement for a complete description of how executive compensation relates to Company performance and how the compensation committee makes its decisions.
Year	Summary Compensation Table Total for Leonard Livschitz (PEO) $	Compensation Actually Paid to Leonard Livschitz (PEO)(1)(2) $	Average Summary Compensation Table Total for Non-PEO NEOs(3) $	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) $	Year-end value of $100 invested on 12/31/2020 in:		Net Income(5) (in millions) $	Total Revenue(6) (in millions) $
					GDYN Total Shareholder Return(4) $	Peer Group Total Shareholder Return(4) $
2025	1,590,549	(13,429,837)	1,507,994	(323,164)	71.67	104.30	9.7	411.8
2024	26,304,885	50,589,552	3,010,844	5,159,439	176.51	128.25	4.0	350.6
2023	5,822,320	10,559,045	920,358	715,958	105.79	123.23	(1.8)	312.9
2022	24,662,487	(1,512,937)	3,370,517	(2,198,826)	89.05	99.64	(29.2)	310.5
2021	6,822,033	61,798,574	1,037,624	9,962,898	301.35	153.56	(7.7)	211.3

(1)
Compensation Actually Paid does not mean that our PEO or non-PEO NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below. Because of adjustments required by SEC rules, Compensation Actually Paid may be a negative amount. Compensation Actually Paid does not represent amounts actually earned or realized by our PEO and Non-PEO NEOs in the applicable fiscal years.

	2025		2024		2023		2022		2021
	Leonard Livschitz	Average Non-PEO NEOs	Leonard Livschitz	Average Non-PEO NEOs	Leonard Livschitz	Average Non-PEO NEOs	Leonard Livschitz	Average Non-PEO NEOs	Leonard Livschitz	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,590,549	$1,507,994	$26,304,885	$3,010,844	$5,822,320	$920,358	$24,662,487	$3,370,517	$6,822,033	$1,037,624
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for current year service cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$—	$(756,040)	$(24,596,800)	$(2,312,620)	$(3,989,003)	$(387,529)	$(22,579,813)	$(2,749,621)	$(5,202,033)	$(505,374)
Year-end fair value of unvested awards granted in the current year	$—	$373,966	$49,094,144	$4,518,138	$7,551,765	$489,078	$17,051,819	$2,096,832	$2,657,236	$258,149
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(11,362,110)	$(1,082,254)	$—	$—	$527,458	$70,037	$(11,143,141)	$(2,866,305)	$19,022,832	$4,851,571
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—	$—	$—	$32,341,913	$3,141,994
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(3,658,276)	$(366,829)	$(212,677)	$(56,923)	$646,506	$70,767	$(9,504,290)	$(2,050,249)	$6,156,594	$1,178,935
Forfeitures during current year equal to prior year-end fair value	$—	$—	$—	$—	$—	$(446,752)	$—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$(15,020,386)	$(1,831,157)	$24,284,667	$2,148,595	$4,736,725	$(204,400)	$(26,175,424)	$(5,569,343)	$54,976,541	$8,925,274
Compensation Actually Paid (as calculated)	$(13,429,837)	$(323,164)	$50,589,552	$5,159,439	$10,559,045	$715,958	$(1,512,937)	$(2,198,826)	$61,798,574	$9,962,898
(2)
Assumptions used in the valuation of equity awards for purposes of calculating Compensation Actually Paid were materially the same as at grant date, except for adjusting for expected performance and updated fair values of PSUs at each measurement date. The dollar amounts reported represent “Compensation Actually Paid” as calculated in accordance with SEC rules.

(3)
Reflects the average of the total compensation paid to our non-PEO NEOs in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed below:

2025: Anil Doradla, Yury Gryzlov
2024: Anil Doradla, Yury Gryzlov
2023: Anil Doradla; Yury Gryzlov; Stan Klimoff
2022: Anil Doradla; Yury Gryzlov; Stan Klimoff
2021: Anil Doradla; Yury Gryzlov
(4)
Total shareholder return is calculated by assuming that a $100 investment was made at the close of trading on December 31, 2020 and reinvesting all dividends until the last day of each reported fiscal year. Reflects the peer group used in the Company’s performance graph as disclosed in our Annual Report. The peer group includes Accenture plc, Cognizant Technology Solutions Corp., Endava plc, EPAM Systems Inc., Globant, S.A., and Infosys Ltd.

(5)
The dollar amounts reported are the Company’s net income reflected in the Company’s audited financial statements.

(6)
In the Company’s assessment, Total Revenue is the financial performance measure that is the most important financial performance measure (other than total shareholder return and net income) used by the Company in 2025 to link compensation actually paid to performance. The dollar amounts reported are the Company’s total revenue reflected in the Company’s audited financial statements.

Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP (as calculated in accordance with the SEC rules) to Company performance are listed in the table below, in no particular order. The role of each of these performance measures in our executive compensation program is discussed in the CD&A.
Performance Measures
Total Revenue
Non-GAAP EBITDA
Contribution Margin
Relative Total Stockholder Return (“rTSR”)
Relative Revenue Compound Annual Growth (“rCAGR”)
Descriptions of the Information Presented in the Pay Versus Performance Table
The illustrations below compare CAP (as calculated in accordance with the SEC rules) and the following measures:
•
the Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
the Company’s Net Income; and

•
the Company’s Total Revenue

CAP vs. TSR
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(20,000)
Compensation ($000s)
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
Total Shareholder Return of $100 Invested at Beginning of Period
2020
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
GDYN value of $100 Invested 12/31/20
Peer Group value of $100 Invested 12/31/20

CAP vs. Net Income
Compensation ($000s)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(20,000)
Net Income ($Mil.)
$15
$10
$5
$-
$(5)
$(10)
$(15)
$(20)
$(25)
$(30)
$(35)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income ($Mil.)

CAP vs. Total Revenue
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(20,000)
Compensation ($000s)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Total Revenue ($Mil.)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Total Revenue ($Mil.)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 26, 2026 (except as otherwise noted) for:
•
each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock;

•
each of our named executive officers;

•
each of our directors and nominees for director; and

•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 80,370,851 shares of our common stock outstanding as of October 26, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of October 26, 2026, and shares issuable upon the vesting of RSUs within 60 days of October 26, 2026, to be outstanding and to be beneficially owned by the person holding the stock option or the RSUs, respectively, for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Grid Dynamics Holdings, Inc., 6101 Bollinger Canyon Road, Suite 465, San Ramon, CA 94583.
Name of Beneficial Owner	Common Stock(1)
	Number	Percentage
5% Securityholders:
Beijing Teamsun Technology Co. Ltd.(2)	13,889,183	17.3%
Alyeska Investment Group, L.P.(3)	6,066,193	7.5%
Blackrock Inc.(4)	5,578,284	6.9%
Named Executive Officers and Directors:
Lloyd Carney(5)	1,018,503	1.3%
Eric Benhamou(6)	333,093	*
Marina Levinson(7)	50,881	*
Leonard Livschitz(8)	2,913,452	3.6%
Patrick Nicolet(9)	32,831	*
Michael Southworth(10)	55,331	*
Weihang Wang(11)	47,125	*
Yueou Wang(12)	89,522	*
Shuo Zhang(13)	168,305	*
Anil Doradla(14)	487,581	*
Yury Gryzlov(15)	897,796	1.1%
All executive officers and directors as a group (11 persons)(16)	6,094,420	7.5%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
The percentage of beneficial ownership on the record date is calculated based on 80,370,851 shares of our common stock as of October 26, 2026, adjusted for each owner’s options, or RSUs held by that person that are exercisable or issuable upon vesting, as applicable, within 60 days of October 26, 2026, if any. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

(2)
Based solely on the information reported on a Schedule 13D/A filed with the SEC on September 16, 2024. Beijing Teamsun Technology Co. Ltd. (“Beijing Teamsun”) is the ultimate parent of GDD International Holding Company (“GDD”), through its subsidiaries Teamsun Technology (HK) Limited (“Teamsun”), Automated Systems Holdings Limited (“ASL”) and GDB International Investment Limited (“GDB”). Beijing Teamsun, GDD, Teamsun, ASL and GDB share voting and dispositive power of all these shares. The address of ASL, GDB and GDD is 15/F, Topsail Plaza, 11 On Sum Street, Shain, Hong Kong, the address of Teamsun is Unit 907, 9th Floor, Tai Yau Building, 181 Johnston Road, Wanchai, Hong Kong and the address of Beijing Teamsun is Room 501, 5/F., No. 23 Building, 10 East Block XiBeiWang East Road, HaiDian District, Beijing, China.

(3)
Based solely on the information reported on a Schedule 13G filed with the SEC on August 14, 2026 by Alyeska Investment Group, L.P., Alyeska Fund  GP, LLC and Anand Parekh (together, the “Alyeska Group”). The address of the Alyeska Group is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(4)
Based solely on information reported on a Schedule 13G filed with the SEC on July 8, 2026. The address of Blackrock Inc. is 50 Hudson Yards, New York, NY 10001.

(5)
Consists of (a) 673,265 shares held of record by Mr. Carney, (b) 12,542 shares held of record by The Lloyd A. Carney Revocable Trust dated September 25, 1995, (c) 5,200 shares held of record by The Lloyd Carney Foundation, (d) 288,800 shares held of record by The Lloyd Carney 2018 Grantor Retained Annuity Trust, (e) 19,675 shares held of record by The Lloyd Carney 2020 Grantor Retained Annuity Trust, and (f) 19,021 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(6)
Consists of (a) 88,398 shares held of record by Mr. Benhamou, (b) 23,500 shares held of record by The Eric Benhamou Living Trust, (c) 200,000 shares held of record by The Eric Benhamou Grantor Retained Annuity Trust and (d) 21,195 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(7)
Consists of (a) 37,973 shares held of record by Ms. Levinson and (b) 12,908 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(8)
Consists of (a) 2,892,916 shares held of record by Mr. Livschitz, (b) 4,614 shares held by Oksana Livschitz, (c) 15,000 shares subject to options exercisable by Oksana Livschitz within 60 days of October 26, 2026, and (d) 922 shares issuable to Oksana Livschitz upon the vesting of RSUs within 60 days of October 26, 2026.

(9)
Consists of (a) 23,592 shares held of record by Mr. Nicolet and (b) 9,239 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(10)
Consists of (a) 41,201 shares held of record by Mr. Southworth and (b) 14,130 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(11)
Consists of (a) 37,886 shares held of record by Mr. Wang and (b) 9,239 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(12)
Consists of (a) 37,886 shares held of record by Mr. Wang, (b) 42,397 shares subject to options exercisable within 60 days of October 26, 2026, and (c) 9,239 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(13)
Consists of (a) 91,864 shares held of record by Ms. Zhang, (b) 63,533 shares subject to options exercisable within 60 days of October 26, 2026, and (c) 12,908 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(14)
Consists of (a) 345,914 shares held of record by Mr. Doradla, (b) 140,000 shares subject to options exercisable within 60 days of October 26, 2026, and (c) 1,667 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(15)
Consists of (a) 437,625 shares held of record by Mr. Gryzlov, (b) 457,671 shares subject to options exercisable within 60 days of October 26, 2026, and (c) 2,500 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026.

(16)
Consists of (a) 5,262,851 shares held of record, (b) 112,968 shares issuable upon the vesting of RSUs within 60 days of October 26, 2026 and (c) 718,601 shares subject to options exercisable within 60 days of October 26, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
Oksana Livschitz, Dr. Daniel Livschitz and Ievgenii Nevyerov, the spouse, son and step-son, respectively, of our CEO, Leonard Livschitz, are employed by the Company in non-executive roles. Mrs. Livschitz received total compensation in 2025 of approximately $279,336, and is expected to receive in 2026 total compensation of approximately $270,000, including salary, bonus, and equity awards. Dr. Livschitz received total compensation in 2025 of approximately $175,894, which reflects a change in his position with the Company in July 2025 and a commensurate increase in his compensation. He is expected to receive in 2026 total compensation of approximately $270,000, including salary, bonus, and equity awards. Mr. Nevyerov received total compensation in 2025 of approximately $156,642, including salary, bonus, and equity awards, which reflects a change in his position with the Company in September 2025 and a commensurate increase in his compensation. He is expected to receive in 2026 total compensation of approximately $250,000, including salary, bonus, and equity awards. Each such person is eligible to participate in employee benefit plans generally available to our employees. Their compensation was established in accordance with our employment and compensation practices applicable to employees with equivalent qualifications, experience, responsibilities and geographic location.
Since January 1, 2025, there have been no other transactions to which Grid Dynamics has been a participant, in which: (i) the amount involved exceeded or will exceed $120,000; and (ii) any of its directors, executive officers, or holders of more than 5% of its capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”
Related Party Transactions Following the Business Combination
Certain equity holders have registration rights requiring the Company to register a sale of any of the Company securities held by them pursuant to the Registration Rights Agreement entered into in connection with the Business Combination. These holders are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. Pursuant to the terms of the Registration Rights Agreement, we filed a registration statement to register the resale of certain securities held by the holders and subject to certain conditions, we are separately required at all times to maintain an effective registration statement for the benefit of such holders. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.
On November 13, 2019, and effective as of the closing of the Business Combination (the “Closing”), ChaSerg and each of ChaSerg Technology Sponsor LLC (the “Sponsor”), BGV, GDB International Investment Limited, GDD International Holding Company, Leonard Livschitz, Victoria Livschitz and ASL (together with any individuals or entities that are signatories thereto or hereafter become party to the agreement, the “Voting Parties”) entered into a Stockholders’ Agreement, pursuant to which, among other things, the Voting Parties agreed (i) to take all necessary action to cause the Company’s Board to be comprised of eight directors effective immediately following the Closing, (ii) subject to certain share ownership thresholds, which the Sponsor no longer meets, to grant each of ASL and the Sponsor rights to designate two directors for election to the Company’s Board (and the Voting Parties will vote in favor of such designees), (iii) to designate the Chief Executive Officer of Grid Dynamics for election to the Company’s Board, and (iv) to designate three unaffiliated designates for election to the Company’s Board.
Policies and Procedures for Related Person Transactions
The Company’s audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000, and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related person transaction.

We have adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000, and in which any related person has a direct or indirect material interest, without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee considers the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Our audit committee has determined that certain transactions will not require audit committee approval, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally.

OTHER MATTERS
Fiscal Year 2025 Annual Report and SEC Filings
Grid Dynamics’ financial statements for the fiscal year ended December 31, 2025 are included in its Annual Report. This Proxy Statement and the Annual Report are posted on our investor relations webpage at https://ir.griddynamics.com/investor-relations.html in the “Financial Information” section under “SEC Filings” and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of the Annual Report and the Current Report without charge by sending a written request to Grid Dynamics Holdings, Inc., Attention: Investor Relations, 6101 Bollinger Canyon Road, Suite 465, San Ramon, CA 94583.
Company Website
We maintain a website at https://www.griddynamics.com. Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock to file with the SEC reports of ownership of our securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, we believe that, during 2025, our directors, executive officers, and ten percent stockholders timely filed all reports that were required to be filed under Section 16(a), except that due to an administrative error, one transaction was filed late for each of Mr. Gryzlov, Mr. Livschitz and Mr. Doradla on January 6, 2025.
* * *
The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience, as instructed on the Notice of Internet Availability of Proxy Materials.
THE BOARD OF DIRECTORS
San Ramon, California
November 9, 2026

GRID DYNAMICS HOLDINGS, INC.6101 BOLLINGER CANYON ROAD, SUITE 465 SAN RAMON, CA 94583 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GDYN2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 21, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS
PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY ForWithholdFor AllThe Board of Directors recommends you vote FORAllAllExceptthe following:0001.Election of Class I Directors to hold office until the 2029 annual meeting of stockholders or until their successors are elected and qualified. Nominees01) Leonard Livschitz02) Marina Levinson03) Shuo Zhang To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. R2.09.05.0101 _ 0000714882 The Board of Directors recommends you vote FOR proposals 2 and 3.2.The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. 3.The approval, on a non-binding advisory basis, of the compensation of our named executive officers. NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournments or postponements thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date ForAgainst Abstain000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comGRID DYNAMICS HOLDINGS, INC.Annual Meeting of StockholdersDecember 22, 2026This proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Anil Doradla and Yury Gryzlov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GRID DYNAMICS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM PST on December 22, 2026, live via the Internet - please visit www.virtualshareholdermeeting.com/GDYN2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.R2.09.05.0102 _ 0000714882 Continued and to be signed on reverse side